UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report June 30, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Global Infrastructure Fund	FGIAX	FGNCX	FGNRX	—	FGIYX
Nuveen Real Asset Income Fund	NRIAX	NRICX	—	—	NRIIX
Nuveen Real Estate Securities Fund	FREAX	FRLCX	FRSSX	FREGX	FARCX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its ultra-loose monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

A large consensus expects at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture is somewhat muddled. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the U.S. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 24, 2015

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Portfolio Managers’

Comments

Nuveen Global Infrastructure Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. For the Nuveen Global Infrastructure Fund, Jay L. Rosenberg has been the lead portfolio manager since its inception in 2007 and Tryg T. Sarsland has been the co-portfolio manager since 2012. For the Nuveen Real Asset Income Fund, Jay L. Rosenberg has been the lead portfolio manager and Jeffrey T. Schmitz, CFA, has been a co-manager since the Fund’s inception in 2011. Effective April 30, 2015, Brenda A. Langenfeld, CFA, and Tryg T. Sarsland were added as co-managers. For the Nuveen Real Estate Securities Fund, Jay L. Rosenberg has served as a portfolio manager since he joined the Fund’s management team in 2005, while Scott C. Sedlak joined the team as a co-portfolio manager in 2011. Effective April 30, 2015, John G. Wenker is no longer a co-manager of the three funds, but continues to lead the Real Assets Team at Nuveen Asset Management. On the following pages, the portfolio management teams for these Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended June 30, 2015.

Nuveen Global Infrastructure Fund

How did the Fund perform during the six-month reporting period ended June 30, 2015?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year, five-year and since inception periods ended June 30, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the S&P Global Infrastructure Index and the Lipper classification average.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide capital appreciation and income potential by investing primarily in equity securities issued by U.S. and non-U.S. companies that typically derive the majority of their value from owned or operated infrastructure assets. During the reporting period, our strategy for managing the Fund remained consistent as we focused on buying global infrastructure companies that own and operate long life assets that have visible cash flows, strong balance sheets, manageable amounts of leverage and inelastic demand characteristics. We believe these types of companies will have ongoing access to capital and the best chances for producing sustainable and growing cash flow. The Fund is structured using a number of core infrastructure companies that we believe should provide long-term outperformance versus the market, combined with more opportunistic holdings that we believe are undervalued by the market in the short term. We have exposure around the globe to a mixture of holdings that represent significant value, as well as positions in companies that may prove to be more stable in a slowly growing global economy.

During the six-month reporting period, the global infrastructure sector posted a -2.60% return as measured by the S&P Global Infrastructure Index, below the broad U.S. equity market return of 1.23% (S&P 500® Index). The sector also fell short of the global markets (MSCI ACWI Index 2.97%) by more than 5%. The utility and energy sectors, both large components of the S&P Global Infrastructure Index, were responsible for the bulk of the downside as the decline in the price of oil put pressure on pipeline and master limited partnership (MLP) companies, while increasing interest rates hampered the utility names.

The Fund’s performance versus its benchmark benefited from favorable results in the electric utilities, technology infrastructure, gas utilities, diversified infrastructure and water utilities sectors. The airport, port and rail sectors were the only notable detractors versus the S&P Global Infrastructure Index during the reporting period.

Electric utilities demonstrated the greatest degree of positive attribution within the Fund, mainly due to what we didn’t own, as well as our average 12% underweight to the sector. Stocks in the sector, particularly regulated utilities, underperformed the overall market

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

due to fears that the Federal Reserve would begin raising interest rates at some point this year, which lessens the attractiveness of these dividend payers. The Fund benefited from no exposure or significant underweights to benchmark constituents including European names such as E.ON Group and RWE Group as well as U.S. firms like Southern Company, Exelon Corporation and American Electric Power Company, Inc. In addition to the macro headwinds, electric utilities in Germany such as E.ON and RWE continued to be weighed down by the prospects of a new energy reform bill. (Of note, Germany’s RWE was removed from the S&P Global Infrastructure Index during the reporting period.) In terms of Atlanta-based Southern Company, we have concerns about a nuclear plant the company is building that has been delayed due to issues with regulators as well as construction cost overruns on that and another power plant.

Technology infrastructure, a sector that is not represented in the benchmark, was also beneficial in terms of relative performance. Generally, the sector was strong and several of the names owned in the portfolio outperformed the broader infrastructure benchmark on an absolute basis. Much of the Fund’s exposure in the sector continues to come from U.S. cellular tower companies. The cell tower space continues to enjoy strong fundamentals given the seemingly insatiable demand for data on behalf of smart phone users. Outside of the United States, the Fund also benefited from new entrants in the space by way of initial public offerings (IPOs) in Spain and Italy. We participated in the IPOs during the reporting period and they posted positive returns.

Stock selection in the gas utilities sector also benefited the Fund’s relative performance during the reporting period. Underweight positions in French company GDF Suez SA and U.S. company Dominion Resources Inc., which are both large benchmark constituents, were the main contributors to positive relative returns in the space. In the case of GDF Suez, although we like this company and have a decent-sized weight, it is a massive conglomerate with some exposure to commodities. The company is also in the process of resolving some issues with the Belgian government over safety inspections and taxes involving its nuclear plants.

The Fund benefited from its small out-of-index exposure to diversified infrastructure as the sector posted strong positive returns over the six-month reporting period. In water utilities, the Fund benefited from an overweight to this strongly performing sector, as well as a position in China Everbright International Limited, which saw its shares advance significantly during the reporting period. This best-in-class operator, which develops and operates water, waste-to-energy and other environmental service projects, was bid up dramatically in March, a month that saw significant buying activity by investors in the Hong Kong market. China Everbright continues to benefit from additional project wins and government support for environmental projects in waste and water treatment.

The airport sector detracted from performance during the reporting period. The Fund held an underweight position in Japan Airport Terminal Co. Ltd., which manages the passenger terminal and airport facilities at Haneda Airport in Tokyo. The company has been a key beneficiary of Japan’s increase in inbound tourism as well as the internationalization of the Haneda Airport. Its shares rose dramatically as the company has announced positive earnings revisions due to Haneda Airport’s expansion of arrival and departure slots in 2014 and the new affordability of Japan as a tourist destination. Our position in Japan Airport Terminal was less than half of the benchmark’s weight due to the stock’s modest liquidity and limited investor communication from the company’s management team.

Another significant detractor was stock selection in the seaport sector, primarily due to an underweight position in Hong-Kong based China Merchants Holdings (International) Co. Ltd. The company’s stock advanced strongly during a period where the infrastructure sector had negative overall returns. Although the Fund has held a fairly significant and relatively constant position in China Merchants, the index has almost a 3% weight. The company, which also owns the land surrounding its ports, saw its shares bid up by Chinese shareholders in anticipation of potential development of the raw land to expand existing port assets and take advantage of the new “free trade zone” in China.

In the rail sector, out-of-index holdings in U.S. freight rail companies were the primary reason for underperformance in the group. Downward pressure on prices and volumes of coal, agriculture and other commodities in the United States hampered performance domestically. While these fundamental issues may continue in the short run, we believe our positions continue to offer attractive value.

In terms of positioning, the Fund’s modest overweight to the U.S. narrowed later in the reporting period mostly as a result of a continued reduction within the electric utility sector. By weight, the sector is the largest in the index and our Fund’s exposure was less than half of benchmark weight by the end of the reporting period. We believe electric utilities, especially U.S. regulated names, will continue to be under pressure as a result of modestly higher interest rates as well as declining returns allowed by the regulators. In

6	Nuveen Investments

the midst of the meteoric rise in the Hong Kong and Chinese markets, we took the opportunity to reduce or eliminate holdings in which we had lower conviction, especially in the gas utility sector. Weakening demand for housing in China has put downward pressure on the amount of revenue gas distribution companies can collect from connection fees. Along with softening demand for housing, we believed the amount these companies could charge would also come under pressure. Therefore, while shares moved higher in China due to technical pressure on the upside as individuals put money to work, we believed fundamentals were deteriorating and reduced overall exposure. However, we did maintain holdings in higher conviction/higher quality companies that we believe will benefit from strategic advantages within their industry groups. We also added to various high conviction companies in Europe as many traded down due to headline risk from the uncertainty surrounding whether Greece would receive another bailout in order to shore up its banking system and stay in the European Monetary Union. Those additions only narrowed the Fund’s underweight to Europe, but did bring it closer in terms of regional benchmark exposures.

Nuveen Real Asset Income Fund

How did the Fund perform during the six-month reporting period ended June 30, 2015?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year and since inception periods ended June 30, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the Real Asset Income Blend benchmark, but underperformed the Barclays U.S. Corporate High Yield Index and the Lipper classification average.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide a high level of current income and the potential for capital appreciation by investing in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital markets. These securities include a combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock, and infrastructure and real estate related debt. Our goal is to combine these securities into a portfolio that provides investors with an attractive level of income and dampens levels of risk versus the broader equity market. We continued to select securities using an investment process that screens for companies and assets across the real assets market that provide higher yields. From the group of securities providing significant yields, we focus on owning those companies and securities with the highest total return potential in the Fund. Our process places a premium on finding securities whose revenues come from tangible assets with long-term concessions, contracts or leases and are therefore capable of producing steady, predictable and recurring cash flows. The Fund’s management team employs a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

During the six-month reporting period, three of the five “real asset” categories represented in the Real Asset Income Blend benchmark produced modestly positive absolute returns, while the other two segments fell into negative territory. On the heels of their strong performance in 2014, real estate investment trust (REIT) common equities were the worst performing asset class within the Real Asset Income Blend benchmark. REITs underperformed the broad market S&P 500® Index by more than 7% and the global MSCI ACWI Index by more than 9% amidst an environment that produced elevated levels of volatility in the real estate market. Most of the volatility was the direct result of higher interest rates and fears that they would continue to rise in the second half of the year. As measured by the MSCI U.S. REIT Index, the segment returned -6.19% for the reporting period, compared to 1.23% for the S&P 500® Index and 2.97% for the MSCI ACWI Index. Global infrastructure common equities returned -2.60% for the six-month period, as measured by the S&P Global Infrastructure Index. The utility and energy sectors, both large components of the index, were responsible for the bulk of the downside as the decline in the price of oil put pressure on pipeline and master limited partnership (MLP) companies, while increasing interest rates hampered the utility names. The preferred benchmarks for the Fund both turned in modestly positive returns around the 2% range for the six-month reporting period (BofA/ Merrill Lynch REIT Preferred Index 1.93% and the BofA/Merrill Lynch Preferred Fixed Rate Index 2.21%). High yield indices took steps backward during the reporting period. As measured by the Barclays U.S. Corporate High Yield Bond Index, the high yield market produced a 2.53% return during the period. High yield market returns were helped along by a rebound in the price of high yield energy debt, which rallied along with an increase in the price of crude oil. Up to 14% of common high yield indices consist of credits exposed to oil, more so than any other sector.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

The Fund continued to generate a consistent gross yield that remained well above our overall yield hurdle, while producing a total return ahead of its Real Asset Income Blend benchmark. We attempt to add value versus the benchmark in two ways: by re-allocating money among five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. The Fund’s top performing areas relative to the benchmark for the six-month reporting period were infrastructure common equity and high yield debt. Results in the REIT common equity and REIT preferred sectors were in line with the benchmark, while the infrastructure preferred portion of the Fund modestly detracted on a relative basis.

Most of the Fund’s outperformance of the Real Asset Income Blend benchmark was driven by its strong relative results in the infrastructure common equity space, both from favorable stock selection across several industries and an underweight to the sector. The infrastructure common equity asset class posted negative returns and underperformed broader global equity indices, although the depth of the drawdown was shallower than that of real estate. The Fund’s substantial underweight to electric utility equities was the most significant contributor to positive relative performance because the group posted some of the weakest returns during the reporting period. After significant outperformance by electric utilities last year, investors have rotated away from the group, taking gains and repositioning portfolios based on the likelihood that U.S. interest rates will move higher. The utility sector will likely be adversely affected by higher rates as these securities’ valuations are generally more rate sensitive than most other areas. Exposure to out-of-index diversified infrastructure companies also proved to be particularly beneficial as several of our holdings produced double-digit returns during a period where the overall infrastructure segment was down. In addition, our holdings in alternative energy, another sector not represented in the benchmark, benefited performance. The higher yields offered by some of these companies were enough to attract investors and offset some of the downside volatility present in other areas of infrastructure.

Relative to the benchmark, the high yield portion of the Fund was beneficial to returns, both on an absolute as well as a relative basis. Our outperformance in the high yield segment was mostly due to our security selection and overweight position in the pipeline sector relative to the benchmark. At the end of 2014, we saw substantial weakness in energy-related names as they sold off in sympathy with the precipitous fall in the price of crude oil. However, that trend reversed course late in the first quarter of 2015 as investors searching for value brought capital to the space and oil prices began to stabilize and recover, which aided a recovery in the pipeline sector as well.

In the two real estate related portions of the Fund, performance was fairly in line with the benchmark. In REIT common equity, our significant overweight helped us in the early months of the reporting period when this asset class performed well. However, after experiencing very strong REIT returns in 2014 and a solid first quarter, we began to substantially reduce the Fund’s overall equity exposure to REITs. This helped mitigate some of the REIT segment’s poor performance in the latter half of this reporting period. Most of the proceeds from trimming real estate were reallocated to infrastructure common equity.

During the reporting period, the Fund shorted short-term U.S. Treasury futures contracts to hedge against potential increases in interest rates. The effect on performance was modestly negative during the period, as short-term interest rates generally moved lower.

The preferred segment of global infrastructure was the only segment that detracted, although modestly, in the Fund. While we maintained a relatively neutral weight in the asset class relative to the benchmark, select electric and gas utility preferreds underperformed. Some of our preferred holdings in these areas that have equity conversion features were especially weak as they sold off in sympathy with their equity brethren.

During the reporting period, we’ve lowered the Fund’s U.S. exposure from slightly more than 70% to approximately 63%, which is more in line with what we expect it to be over the long term. After a period of substantial U.S. outperformance, we began to find more compelling valuations and more competitive equity yields in many non-U.S. names. Most of the geographic change is the result of a reallocation away from U.S.-domiciled REIT equities and into international infrastructure and real estate holdings.

In terms of sector weights, the Fund’s overall allocation to common equities remained near the top end of its historical range of between 40%-55%; however, the previously mentioned move that reduced domestic real estate and increased infrastructure and international real estate did significantly change the mix. Within common equity, we continued to have very few energy and electric utility holdings. This continued to benefit the Fund as pipeline equities still posted negative returns even though the preferred and debt securities did well, while electric utilities were weighed down by interest rates moving higher during the reporting period. With the change in the real estate and infrastructure equity mix, the Fund’s portfolio is approaching what we would consider to be a

8	Nuveen Investments

neutral weight for infrastructure. At the end of the reporting period, about 30% of the portfolio was allocated to infrastructure equities versus an expected long-term average of 33%. Our slightly more than 23% weight to REIT equities represented an approximate 8% overweight to the sector. We originally established the overweight in REIT common equities because we thought they were trading at large discounts to NAV at the end of 2013. We had maintained that overweight as REITs climbed back to trade at fair value due to the strength of underlying fundamentals in the space, the segment’s lack of exposure to foreign currency effects and the superior growth rates relative to those found overseas. While real estate fundamentals remain strong, we are finding more opportunities outside of the space, which was reflected in the portfolio weights as of June 30, 2015.

Preferred shares represented about 29% of the Fund’s portfolio with slightly more than half in REIT preferreds and the remaining in infrastructure preferreds. Within the preferred areas, we have made very few changes to the strategy or makeup. We continue to try to reduce interest rate risk by focusing on securities that have either equity conversion features or fixed-to-floating rate structures as well as on non-rated securities that have historically tended to outperform in rising rate environments.

The Fund’s high yield fixed income exposure averaged just over 16% of the portfolio during the reporting period, a slight increase from the previous period. The majority of the Fund’s energy exposure continued to be found in the fixed income area of the portfolio. In light of the dramatic sell-off in energy prices during the last half of 2014 and much of the first quarter of 2015, we went through the high yield portfolio and reassessed all of our energy-related credits. Although some of our energy holdings on the fixed income side took mark-to-market price hits in the final months of 2014, we didn’t believe any of the credits that we owned were irreparably impaired and maintained our positions. That decision benefited the Fund as our energy holdings in fixed income performed well.

Nuveen Real Estate Securities Fund

How did the Fund perform during the six-month period ended June 30, 2015?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended June 30, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV performed in line with the MSCI U.S. REIT Index and underperformed the Lipper classification average.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide above average income potential and long-term capital appreciation by investing in income producing common stocks of publicly traded companies engaged in the real estate industry. During the reporting period, we continued to implement the Fund’s strategy of investing on a relative value basis with a focus on individual stocks rather than economic or market cycles. We also continued to invest the Fund in a fairly sector neutral manner (with a couple of notable exceptions within the health care and net lease sectors) with a goal of providing a well-diversified portfolio of public real estate stocks to our shareholders. A sector neutral approach reduces the impact of any one property type on performance. Additionally, we continued to invest in a broader universe of stocks than our benchmark index to access more dynamic parts of the commercial real estate cycle.

During the six-month reporting period, the public commercial real estate sector returned -6.19% (MSCI REIT Total Return Index) amidst an environment that produced elevated levels of volatility in the real estate market. Most of the volatility was a direct result of higher interest rates and fears that they would continue to rise in the second half of 2015. REITs underperformed broader U.S. equities (S&P 500® Index) by more than 7%. However, REIT fundamentals remained stable as the majority of REITs continued to have solid balance sheets and growing dividend yields. Relative to historic averages, REITs still enjoy a very low cost of capital and the outlook for operating fundamentals is largely unchanged. At the underlying asset level, property owners have pricing power and are increasing rents due to very high occupancy rates, continued demand for space across the property groups and property values that remain above 2007 peak levels. Net operating income across the space looks set for another year of growth above long-term averages, while consensus estimates have dividends growing in the high single-digit range for 2015. Also, after a long period of muted building activity, several sectors are beginning to see development in areas where job growth is supportive. Returns on new property development are expected to earn a premium over where existing assets are currently trading, thus providing additional growth potential for those companies that are able to take advantage.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

The Fund benefited from favorable results in several sectors, including health care REITs, diversified and net lease; however, these strengths were offset by the office and community center sectors. Outperformance in health care was driven primarily by security selection within the space. The largest single contributor was HCP, Inc., the third largest weight in the benchmark within the health care sector and the Fund’s largest active underweight position. We continued to underweight HCP due to the company’s less favorable and concentrated tenant exposure and weaker external growth prospects. Also, the company’s largest tenant has had trouble growing cash flow fast enough to keep up with its rent obligations, causing HCP to cut rent in the middle of the reporting period to retain the tenant. As a result of these headwinds, we anticipated that HCP’s earnings and guidance expectations still needed to come down from where the street had them. That thesis played out as the reporting period progressed with HCP posting returns significantly lower than the REIT sector overall and also lower than most of its peers.

Stock selection within the diversified sector was the second largest contributor to relative performance and was dominated by another underweight position. The Fund did not own Iron Mountain Inc., the largest benchmark weight in the diversified sector. Iron Mountain performed very well in 2014 after announcing a merger with one of its REIT subsidiaries, which shifted REIT status to the parent-company level. However, Iron Mountain appears to have suffered from concerns around cash flow growth as well as foreign currency exposure, which weighed on expected earnings growth. We believed we should deploy our capital into areas that represent more pure real estate plays, at better expected growth rates and more attractive valuations. This thesis benefited the Fund as Iron Mountain significantly underperformed the diversified sector and the overall REIT market.

The net lease sector also contributed favorably to relative performance versus the benchmark. Thematically, the Fund has recently maintained a significant underweight to net lease because of the sector’s longer lease terms, lower growth rates and lofty valuations, which will likely lead to underperformance if interest rates rise. This proved helpful during the period as net lease underperformed many of the other sub-property groups. Part of the Fund’s outperformance in net lease was the result of a large underweight to American Realty Capital Properties, which continued to be weighed down by difficulty incorporating a number of acquisitions and reputational damage over accounting issues. We are maintaining the Fund’s underweight in this name.

Offsetting these areas of strength, the office sector was the leading detractor of relative performance during the reporting period. Within office, our overweight position in Brandywine Realty Trust and underweight position in Alexandria Real Estate Equities, Inc. were responsible for the majority of the shortfall within the space. Shares of Brandywine Realty underperformed this year on the heels of an expected earnings dilution from additional asset sales that were not originally factored into the company’s guidance. While these asset sales may be dilutive to earnings in the near term, we believe it makes sense for Brandywine Realty to capitalize on the strong pricing environment to sell the assets. Also, two other factors, a lull in the company’s acquisition activity and a lack of incremental leasing in its development pipeline, have weighed on the stock price. In the case of Alexandria Real Estate, we sold down the remainder of the Fund’s position earlier in 2015, but the stock performed well. Its share price has benefited from continued strength in some of the company’s core markets, specifically Boston and San Francisco. The reason we eliminated our position in Alexandria Real Estate was because we believed the stock was trading at a significant premium, plus we were concerned about the company’s capital needs due to a growing development pipeline.

The community center sector was weighed down by the move in higher interest rates as most leases within the space are longer term in nature. While the Fund is underweight in other longer duration sectors, we did maintain a modest overweight to community centers based on strength in the underlying fundamentals and attractive valuations, which did detract from relative performance. We maintained the overweight even in the face of rising rates because we expect landlords to continue to have pricing power, especially in light of a lack of new supply across U.S. markets. Within the sector, our overweight position in DDR Corp. detracted the most from relative performance. In mid-February, the company announced a new CEO, which propelled the name in the short-term due to the clarity this provided in terms of a succession plan. However, later in the reporting period, the stock was under pressure due to concerns about the make-up of the remaining senior management team and what changes may occur with corporate strategy and business planning. We believe the market’s negative reaction to this uncertainty was overdone. DDR was also adversely impacted by negative headlines in June regarding the financial health of the Commonwealth of Puerto Rico. DDR does have significant exposure to the island with three of its top ten assets located there. However, the downward pressure on the stock had little to do with underlying fundamentals and was entirely due to technical selling pressure as investors indiscriminately reduced their holdings related to Puerto Rico. We are maintaining the Fund’s overweight in this name.

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In terms of changes during the reporting period, we continued to maintain slight biases to large cap over small cap and high quality over lower quality. We continued to favor companies that operate under shorter lease terms as well. That positioning is reflected in the Fund’s continued underweights to the health care REIT and net lease sectors, a slight increase to its lodging sector weight and overweight to the self-storage sector, which we believe still possesses the potential for superior net operating income growth relative to most other sectors. This positioning is also reflective of the interest rate environment and our belief that domestic interest rates are likely biased in the upward direction.

Nuveen Investments	11

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Global Infrastructure Fund

Mutual fund investing involves risk; principal loss is possible. Concentration in infrastructure-related securities involves sector risk and concentration risk, particularly greater exposure to adverse economic, regulatory, political, legal, liquidity, and tax risks associated with MLPs and REITS. Foreign investments involve additional risks including currency fluctuations and economic and political instability. These risks are magnified in emerging markets. Common stocks are subject to market risk or the risk of decline. Small- and mid-cap stocks are subject to greater price volatility. The use of derivatives involves substantial financial risks and transaction costs. The Fund’s potential investment in other investment companies means shareholders bear their proportionate share of fund expenses and indirectly, the expenses of other investment companies. Fund investments in ETFs may involve tracking error. Preferred securities may involve greater credit risk than other debt instruments.

Nuveen Real Asset Income Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, call risk, derivatives risk, other investment companies risk, common stock risk, and tax risks associated with MLPs. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate sector involves the risk of exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may involve greater exposure to adverse economic, regulatory, political, legal, and other changes affecting such securities. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. In addition, the fund will bear its proportionate share of any fees and expenses paid by the ETFs in which it invests.

Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Real Estate Securities Fund

Mutual fund investing involves risk; principal loss is possible. Common stocks and REITs such as those held in the Fund involve market risk, concentration risk, sector risk, and non-diversification risk. The real estate industry is greatly affected by economic downturns that may persist as well as changes in property values, taxes, and regulatory developments. Foreign investments involve additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. The use of derivatives involves substantial financial risks and transaction costs. Small cap stocks may experience more volatility than large cap stocks.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund.

Nuveen Real Asset Income Fund’s dividends from net investment income are declared daily and paid monthly. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period.

12	Nuveen Investments

Dividends from net investment income are declared and distributed annually for Nuveen Global Infrastructure Fund and quarterly for Nuveen Real Estate Securities Fund.

If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of June 30, 2015, each Fund had a positive UNII balance, based upon our best estimate, for tax purposes. Nuveen Global Infrastructure Fund had a positive UNII balance while Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund had a negative UNII balance for financial reporting purposes.

All dividends paid by Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6—Income Tax Information within the Notes to Financial Statements of this report.

Nuveen Investments	13

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14	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Global Infrastructure Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(1.20)%	(2.20)%	13.25%	5.26%
Class A Shares at maximum Offering Price	(6.90)%	(7.84)%	11.92%	4.43%
S&P Global Infrastructure Index	(2.60)%	(5.15)%	11.40%	2.08%
Lipper Specialty/Miscellaneous Funds Classification Average	(1.43)%	(4.66)%	11.94%	2.19%

Class C Shares	(1.59)%	(2.89)%	12.41%	12.28%
Class R3 Shares	(1.37)%	(2.42)%	12.85%	12.76%
Class I Shares	(1.11)%	(1.97)%	13.54%	5.51%

Since inception returns for Class A Shares and Class I Shares, and for the comparative index and Lipper classification average, are from 12/17/07; since inception returns for Class C Shares and Class R3 Shares are from 11/03/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.42%	2.17%	1.67%	1.17%
Net Expense Ratios	1.22%	1.97%	1.47%	0.97%

The Fund’s investment adviser has agreed to waive fees and/or reimburse other Fund expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

16	Nuveen Investments

Nuveen Real Asset Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(0.25)%	1.22%	10.79%
Class A Shares at maximum Offering Price	(5.98)%	(4.60)%	9.07%
Barclays U.S. Corporate High Yield Index	2.53%	(0.40)%	8.35%
Real Asset Income Blend	(0.55)%	0.92%	9.67%
Lipper Global Flexible Portfolio Funds Classification Average	0.59%	(1.67)%	7.84%

Class C Shares	(0.62)%	0.49%	9.98%
Class I Shares	(0.08)%	1.53%	11.08%

Since inception returns are from 9/13/11. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.23%	1.98%	0.97%
Net Expense Ratios	1.17%	1.92%	0.92%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(6.26)%	3.60%	14.09%	8.34%
Class A Shares at maximum Offering Price	(11.65)%	(2.35)%	12.76%	7.70%
MSCI U.S. REIT Index	(6.19)%	3.93%	14.29%	6.96%
Lipper Real Estate Funds Classification Average	(5.14)%	3.96%	13.49%	6.32%

Class C Shares	(6.59)%	2.85%	13.24%	7.53%
Class R3 Shares	(6.40)%	3.33%	13.81%	8.07%
Class I Shares	(6.17)%	3.85%	14.38%	8.61%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	(6.10)%	4.03%	4.52%

Since inception return for Class R6 Shares is from 4/30/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.30%	2.05%	1.55%	0.89%	1.05%

18	Nuveen Investments

Holding

Summaries as of June 30, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Global Infrastructure Fund

Portfolio Allocation

(% of net assets)

Common Stocks	93.1%
Real Estate Investment Trust (REIT) Common Stocks	4.2%
Common Stock Rights	0.1%
Investment Companies	0.7%
Repurchase Agreements	1.7%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock & REIT Common Stock Holdings

(% of net assets)

Transurban Group	4.3%
Atlantia SpA	4.3%
Enbridge Inc.	3.2%
NextEra Energy Inc.	2.9%
Sempra Energy	2.8%

Portfolio Composition

(% of net assets)

Transportation Infrastructure	29.7%
Oil, Gas & Consumable Fuels	14.6%
Electric Utilities	13.2%
Multi-Utilities	13.0%
Gas Utilities	3.9%
Water Utilities	3.3%
Specialized	3.3%
Other	17.1%
Repurchase Agreements	1.7%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Country Allocation

(% of net assets)

United States	37.6%
Canada	8.0%
France	7.3%
Australia	7.2%
Italy	6.3%
Hong Kong	4.8%
Spain	4.6%
United Kingdom	3.2%
Japan	2.9%
Singapore	2.1%
New Zealand	2.0%
Other	13.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Nuveen Investments	19

Holding Summaries (continued)

Nuveen Real Asset Income Fund

Portfolio Allocation

(% of net assets)

Common Stocks	26.0%
Real Estate Investment Trust (REIT) Common Stocks	23.8%
Convertible Preferred Securities	4.1%
$25 Par (or similar) Retail Preferred	19.5%
Corporate Bonds	17.1%
$1,000 Par (or similar) Institutional Preferred	5.2%
Investment Companies	1.7%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	1.3%
Net Assets	100%

Top Five Common Stock & REIT Common Stock Holdings

(% of net assets)

Transurban Group	2.3%
National Grid PLC, ADR	1.5%
Engie	1.2%
Omega Healthcare Investors Inc.	1.2%
STAG Industrial Inc.	1.1%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	17.0%
Electric Utilities	13.4%
Transportation Infrastructure	8.6%
Oil, Gas & Consumable Fuels	7.1%
Multi-Utilities	7.1%
Retail	4.9%
Health Care	4.7%
Diversified	4.2%
Mortgage	3.7%
Independent Power & Renewable Electricity Producers	3.6%
Gas Utilities	2.8%
Industrial	2.2%
Other	18.1%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	1.3%
Net Assets	100%

Country Allocation

(% of net assets)

United States	63.8%
Australia	5.8%
Canada	5.4%
United Kingdom	3.5%
Italy	3.3%
Hong Kong	2.9%
Singapore	2.8%
France	1.6%
Spain	1.5%
Belgium	1.0%
Portugal	0.9%
Other	6.2%
Other Assets Less Liabilities	1.3%
Net Assets	100%

20	Nuveen Investments

Nuveen Real Estate Securities Fund

Portfolio Allocation

(% of net assets)

Common Stocks	1.5%
Real Estate Investment Trust (REIT) Common Stocks	97.3%
$25 Par (or similar) Retail Preferred	0.1%
Investment Companies	0.0%
Investments Purchased with Collateral from Securities Lending	1.9%
Money Market Funds	0.7%
Other Assets Less Liabilities	(1.5)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Retail	27.7%
Residential	15.6%
Office	13.7%
Health Care	11.3%
Specialized	9.3%
Hotels	8.5%
Industrial	5.6%
Other	7.2%
Investments Purchased with Collateral from Securities Lending	1.9%
Money Market Funds	0.7%
Other Assets Less Liabilities	(1.5)%
Net Assets	100%

Top Five Common Stock & REIT Common Stock Holdings

(% of net assets)

Simon Property Group, Inc.	8.2%
Public Storage, Inc.	6.3%
AvalonBay Communities, Inc.	5.0%
Equity Residential	4.3%
General Growth Properties Inc.	3.9%

Nuveen Investments	21

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2015.

The beginning of the period for the Funds is January 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Infrastructure Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$988.00	$984.10	$986.30	$988.90
Expenses Incurred During Period	$6.01	$9.69	$7.24	$4.78
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.74	$1,015.03	$1,017.50	$1,019.98
Expenses Incurred During Period	$6.11	$9.84	$7.35	$4.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.47% and 0.97% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22	Nuveen Investments

Nuveen Real Asset Income Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$997.50	$993.80	$999.20
Expenses Incurred During Period	$5.75	$9.44	$4.51
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.04	$1,015.32	$1,020.28
Expenses Incurred During Period	$5.81	$9.54	$4.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91% and 0.91% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Real Estate Securities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$937.40	$934.10	$936.00	$939.00	$938.30
Expenses Incurred During Period	$6.29	$9.88	$7.49	$4.23	$5.09
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.30	$1,014.58	$1,017.06	$1,020.43	$1,019.54
Expenses Incurred During Period	$6.56	$10.29	$7.80	$4.41	$5.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06%, 1.56%, 0.88% and 1.06% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	23

Nuveen Global Infrastructure Fund

Portfolio of Investments	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.1%

	COMMON STOCKS – 93.1%

	Air Freight & Logistics – 1.1%

78,318	BPost SA	$2,151,387

51,048	Oesterreichische Post AG	2,348,426

2,597,276	Singapore Post Limited	3,654,333
	Total Air Freight & Logistics	8,154,146

	Commercial Services & Supplies – 2.4%

3,718,174	China Everbright International Limited	6,705,765

53,609	Covanta Holding Corporation	1,135,975

72,965	Progressive Waste Solutions Limited	1,959,110

143,262	Republic Services, Inc.	5,611,573

937,026	Shanks Group PLC	1,498,067
	Total Commercial Services & Supplies	16,910,490

	Construction & Engineering – 2.4%

321,251	Ferrovial SA	6,965,950

447,127	Promotora y Operadora de Infraestructura SAB de CV (Pinfra), (2)	4,315,519

103,772	Vinci S.A	6,002,006
	Total Construction & Engineering	17,283,475

	Diversified Financial Services – 0.3%

21,091,002	Metro Pacific Investments Corporation	2,212,474

	Diversified Telecommunication Services – 0.5%

65,315	Cellnex Telecom S.A.U, (2)	1,104,989

537,447	Infrastrutture Wireless Italiane SpA, (2)	2,426,649
	Total Diversified Telecommunication Services	3,531,638

	Electric Utilities – 13.2%

192,862	Alupar Investimento SA	1,017,936

619,314	AusNet Services	666,575

153,829	Brookfield Infrastructure Partners LP	6,865,388

459,530	Cheung Kong Infrastructure Holdings Limited	3,565,833

84,918	Duke Energy Corporation	5,996,909

52,630	Edison International	2,925,175

15,708	Elia System Operator SA NV	635,513

156,202	Emera Incorporated	4,919,925

66,885	Endesa SA, (2)	1,279,938

204,160	Enersis SA	3,231,853

84,065	Eversource Energy	3,817,392

24	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities (continued)

160,367	Fortis Incorporated	$4,504,143

75,060	Hafslund ASA, Class B Shares	538,505

215,530	Iberdrola SA	1,451,793

1,741,090	Infratil Limited	3,722,426

215,899	NextEra Energy Inc.	21,164,579

49,823	Pinnacle West Capital Corporation	2,834,430

117,989	Portland General Electric Company	3,912,515

2,213,626	Power Grid Corporation of India Limited	4,861,426

86,879	PPL Corporation	2,560,324

61,332	Red Electrica Corporacion SA	4,914,864

49,722	Scottish and Southern Energy PLC	1,200,011

1,749,129	Spark Infrastructure Group	2,638,352

49,512	Terna-Rete Elettrica Nazionale SpA	218,807

39,692	Unitil Corp.	1,310,630

125,951	Xcel Energy, Inc.	4,053,103
	Total Electric Utilities	94,808,345

	Gas Utilities – 3.9%

401,310	APA Group	2,551,358

370,370	Enagas	10,072,862

500,027	Infraestructura Energitca Nova SAB de CV	2,468,719

26,356	One Gas Inc.	1,121,711

544,414	Petronas Gas Berhad	3,067,650

219,664	Questar Corporation	4,593,174

9,834	Rubis	673,812

393,367	Snam Rete Gas S.p.A	1,871,710

7,160	Southwest Gas Corporation	380,984

99,594	Tokyo Gas Company Limited	528,955

701,392	Towngas China Company Limited	641,532
	Total Gas Utilities	27,972,467

	Independent Power & Renewable Electricity Producers – 1.7%

73,851	8point3 Energy Partners LP, (2)	1,375,106

1,242	Brookfield Renewable Energy Partners LP	36,863

114,727	CPFL Energias Renovaveis SA, (2)	461,624

47,455	Endesa SA Chile, ADR	1,967,010

119,635	NextEra Energy Partners LP	4,739,939

80,020	NRG Yield, Inc., Class C Shares	1,751,638

46,132	Saeta Yield S.A, (2)	481,901

128,533	TransAlta Renewables Inc.	1,271,952
	Total Independent Power & Renewable Electricity Producers	12,086,033

Nuveen Investments	25

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Industrial Conglomerates – 1.3%

1,018,599	Beijing Enterprises Holdings	$7,654,391

513,560	SembCorp Industries Limited	1,483,275
	Total Industrial Conglomerates	9,137,666

	Media – 1.7%

195,315	Eutelsat Communications	6,303,771

184,859	SES SA	6,210,521
	Total Media	12,514,292

	Multi-Utilities – 12.3%

97,689	Alliant Energy Corporation	5,638,609

12,366	Canadian Utilities Limited, Class A	356,129

369,190	CMS Energy Corporation	11,755,010

142,053	Dominion Resources, Inc.	9,499,084

306,184	Duet Group	545,706

340,181	Engie	6,310,731

1,443,933	Hera SpA	3,612,320

222,722	National Grid PLC, ADR	14,381,160

69,784	NiSource, Inc.	3,181,453

87,387	Northwestern Corporation	4,260,116

359,845	Redes Energeticas Nacionais SA	1,007,346

206,265	Sempra Energy	20,407,859

86,890	Suez Environnement Company	1,616,264

123,955	WEC Energy Group, Inc.	5,574,256
	Total Multi-Utilities	88,146,043

	Oil, Gas & Consumable Fuels – 14.6%

34,923	AltaGas Limited	1,063,628

46,068	Cheniere Energy Inc., (2)	3,190,670

126,313	Columbia Pipeline Partners LP	3,183,088

492,382	Enbridge Inc.	23,038,554

78,018	Enterprise Products Partnership LP	2,331,958

526,288	Kinder Morgan, Inc.	20,204,196

57,467	Koninklijke Vopak NV	2,899,996

77,862	ONEOK, Inc.	3,073,992

21,084	Pembina Pipeline Corporation	681,474

27,530	Phillips 66 Partners LP	1,982,160

22,937	SemGroup Corporation, Class A	1,823,033

177,535	Sinopec Kantons Holdings Limited	138,564

231,494	Spectra Energy Corporation	7,546,704

22,447	Targa Resources Corporation	2,002,721

335,020	TransCanada Corporation	13,608,512

26	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

93,119	Veresen Inc.	$1,259,231

294,576	Williams Companies, Inc.	16,905,717
	Total Oil, Gas & Consumable Fuels	104,934,198

	Road & Rail – 2.5%

68,613	Asciano Limited	352,040

237,984	Aurizon Holdings Limited	941,953

72,650	East Japan Railway Company	6,535,740

65,796	Genesee & Wyoming Inc., (2)	5,012,339

52,659	Union Pacific Corporation	5,022,089
	Total Road & Rail	17,864,161

	Transportation Infrastructure – 29.6%

447,845	Abertis Infraestructuras S.A.	7,344,406

117,302	Aeroports de Paris	13,253,953

1,254,105	Atlantia SpA	30,982,747

1,926,207	Auckland International Airport Limited	6,441,627

2,378,462	China Merchants Holdings International Company Limited	10,217,671

4,733,702	Cosco Pacific Limited	6,412,120

41,473	Flughafen Wien AG	3,598,098

12,858	Flughafen Zuerich AG	9,950,011

1,973	Fraport AG	123,925

1,269,124	Groupe Eurotunnel SA	18,379,322

39,538	Grupo Aeroportuario Centro Norte, SA, ADR	1,551,867

40,267	Grupo Aeroportuario del Sureste SA de CV, ADR	5,712,679

1,558,233	Hopewell Highway Infrastructure Limited	765,894

7,976,991	Hutchison Port Holdings Trust	5,025,504

4,221,846	International Container Terminal Services, Incorporated	10,318,195

99,908	Japan Airport Terminal Company	5,445,000

3,857,794	Jasa Marga Persero Tbk PT	1,584,206

921,777	Kamigumi Company Limited	8,661,548

1,568,473	Macquarie Atlas Roads Group	3,848,295

42,704	Macquarie Infrastructure Corporation	3,528,632

344,104	Port of Tauranga Limited	4,034,050

474,009	Singapore Airport Terminal Services Limited	1,298,655

290,997	Societa Iniziative Autostradali e Servizi SpA	3,104,679

2,323,883	Sydney Airport	8,929,102

4,318,326	Transurban Group	30,985,788

3,855,990	Westports Holdings BHD	4,323,042

195,450	Westshore Terminals Investment Corporation	4,758,715

160,448	Wilson Sons Limited	1,604,944
	Total Transportation Infrastructure	212,184,675

Nuveen Investments	27

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Water Utilities – 3.3%

2,935,270	Aguas Andinas SA. Class A	$1,675,920

226,227	American Water Works Company	11,001,419

3,650,081	China Everbright Water LTD, (2)	2,669,436

62,539	Connecticut Water Service, Inc.	2,136,332

83,782	Pennon Group PLC	1,066,962

30,073	Severn Trent PLC	983,318

24,927	SJW Corporation	765,010

258,663	United Utilities PLC	3,625,304
	Total Water Utilities	23,923,701

	Wireless Telecommunication Services – 2.3%

416,120	Bharti Infratel Limited	2,932,700

100,332	SBA Communications Corporation, (2)	11,535,170

2,872,995	Tower Bersama Infrastructure Tbk PT	1,987,878
	Total Wireless Telecommunication Services	16,455,748
	Total Common Stocks (cost $618,475,497)	668,119,552

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 4.2%

	Health Care – 0.5%

1,924,169	Parkway Life Real Estate Investment Trust	$3,285,881

28,684	Medical Properties Trust Inc.	376,047
	Total Health Care	3,661,928

	Office – 0.4%

45,629	Digital Realty Trust Inc.	3,042,542

	Specialized – 3.3%

185,967	American Tower Corporation	17,348,861

73,809	Corrections Corporation of America	2,441,602

43,192	Crown Castle International Corporation	3,468,318
	Total Specialized	23,258,781
	Total Real Estate Investment Trust Common Stocks (cost $27,153,843)	29,963,251

Shares	Description (1)	Value

	COMMON STOCK RIGHTS – 0.1%

	Transportation Infrastructure – 0.1%

553,817	Abertis Infraestructuras S.A., (3)	$454,114
	Total Common Stock Rights (cost $475,521)	454,114

Shares	Description (1), (4)	Value

	INVESTMENT COMPANIES – 0.7%

12,952,727	Keppel Infrastructure Trust	$5,241,293
	Total Investment Companies (cost $4,873,844)	5,241,293
	Total Long-Term Investments (cost $650,978,705)	703,778,210

28	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.7%

	REPURCHASE AGREEMENTS – 1.7%

$12,368	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/15, repurchase price $12,368,071, collateralized by $12,960,000 U.S. Treasury Notes, 1.500%, due 1/31/22, value $12,619,800	0.000%	7/01/15	$12,368,071
	Total Short-Term Investments (cost $12,368,071)			12,368,071
	Total Investments (cost $663,346,776) – 99.8%			716,146,281
	Other Assets Less Liabilities – 0.2%			1,774,292
	Net Assets – 100%			$717,920,573

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission (SEC) on its website at http://www.sec.gov.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	29

Nuveen Real Asset Income Fund

Portfolio of Investments	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.4%

	COMMON STOCKS – 26.0%

	Air Freight & Logistics – 1.0%

222,481	BPost SA	$6,111,529

55,096	Oesterreichische Post AG	2,534,651
	Total Air Freight & Logistics	8,646,180

	Commercial Services & Supplies – 0.3%

117,265	Covanta Holding Corporation	2,484,845

	Diversified Telecommunication Services – 0.1%

1,215,706	HKBN Limited, (3)	1,262,513

	Electric Utilities – 6.0%

179,909	Alupar Investimento SA	949,570

1,106,676	AusNet Services	1,191,129

139,142	Brookfield Infrastructure Partners LP	6,209,907

655,862	Contact Energy Limited	2,226,669

748,494	EDP Energias do Brasil S.A	2,841,330

357,005	Endesa SA, (3)	6,831,788

4,784	Hafslund ASA, Class B Shares	34,322

6,191,768	HK Electric Investments Limited	4,233,524

1,789,098	Infratil Limited	3,825,066

328,824	Scottish and Southern Energy PLC	7,935,969

56,604	Southern Company	2,371,708

1,990,052	Spark Infrastructure Group	3,001,756

1,544,717	Terna-Rete Elettrica Nazionale SpA	6,826,512

684,693	Transmissora Alianca de Energia Eletrica SA	4,536,578
	Total Electric Utilities	53,015,828

	Gas Utilities – 2.0%

81,449	AmeriGas Partners, LP	3,723,034

305,861	Enagas	8,318,427

1,112,638	Snam Rete Gas S.p.A	5,294,130
	Total Gas Utilities	17,335,591

	Independent Power & Renewable Electricity Producers – 2.4%

74,037	8point3 Energy Partners LP, (3)	1,378,569

25,217	Brookfield Renewable Energy Partners LP	748,441

198,150	Pattern Energy Group Inc.	5,623,497

428,216	Saeta Yield S.A, (3)	4,473,205

872,741	TransAlta Renewables Inc.	8,636,572
	Total Independent Power & Renewable Electricity Producers	20,860,284

30	Nuveen Investments

Shares	Description (1)	Value

	Multi-Utilities – 4.8%

620,147	Centrica PLC	$2,570,483

2,259,128	Duet Group	4,026,401

574,942	Engie	10,665,805

207,159	National Grid PLC, ADR	13,376,257

1,672,129	Redes Energeticas Nacionais SA	4,680,937

180,863	TECO Energy, Inc.	3,194,041

1,657,653	Vector Limited	3,695,685
	Total Multi-Utilities	42,209,609

	Oil, Gas & Consumable Fuels – 2.0%

30,468	Arc Logisitics Partners LP	535,018

241,081	BlueKnight Energy Partners LP	1,805,697

23,334	Enbridge Energy Partners LP	777,722

63,744	Enbridge Income Fund Holdings Inc.	1,762,274

48,683	Enviva Partners, LP, (3)	880,675

191,941	Kinder Morgan, Inc.	7,368,615

16,393	PennTex Midstream Partners, LP	317,860

9,294	TC Pipelines LP	529,758

56,120	USD Partners LP	661,655

230,296	Veresen Inc.	3,114,251
	Total Oil, Gas & Consumable Fuels	17,753,525

	Real Estate Management & Development – 0.5%

508,429	Killam Properties Inc.	4,148,032

875,725	Langham Hospitality Investments Limited	377,334

31,870	Road King Infrastructure Limited	30,466
	Total Real Estate Management & Development	4,555,832

	Transportation Infrastructure – 6.7%

2,571,882	China Merchants Holdings Pacific Limited	2,005,031

80,363	Grupo Aeroportuario Centro Norte, SA, ADR	3,154,248

12,268,040	Hopewell Highway Infrastructure Limited	6,029,921

11,370,920	Hutchison Port Holdings Trust	7,163,678

1,328,775	Jiangsu Expressway Company Limited	1,748,490

772	Kobenhavns Lufthavne	420,499

114,365	Macquarie Infrastructure Company LLC	9,449,980

2,368,065	Sydney Airport	9,098,863

2,770,824	Transurban Group	19,881,816
	Total Transportation Infrastructure	58,952,526

	Water Utilities – 0.2%

714,813	Inversiones Aguas Metropolitanas SA	1,085,737

51,785	United Utilities PLC	725,807
	Total Water Utilities	1,811,544
	Total Common Stocks (cost $237,285,939)	228,888,277

Nuveen Investments	31

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 23.8%

	Diversified – 4.2%

429,112	Armada Hoffler Properties Inc.	$4,286,829

118,488	GPT Group	391,275

182,258	Investors Real Estate Trust	1,301,322

512,065	Lexington Corporate Properties Trust	4,342,311

124,573	Liberty Property Trust	4,013,742

6,034,553	Mapletree Greater China Commercial Trust	4,570,104

339,030	Northstar Realty Finance Corporation	5,390,577

421,642	Spirit Realty Capital Inc.	4,077,278

273,030	STORE Capital Corporation	5,487,903

61,445	WP Carey Inc.	3,621,568
	Total Diversified	37,482,909

	Health Care – 4.7%

88,381	Community Healthcare Trust Inc., (3)	1,701,334

14,500	Healthcare Realty Trust, Inc.	337,270

56,415	LTC Properties Inc.	2,346,864

405,317	Medical Properties Trust Inc.	5,313,706

21,532	National Health Investors Inc.	1,341,444

31,769	New Senior Investment Group Inc.	424,752

297,883	Omega Healthcare Investors Inc.	10,226,323

1,300,840	Parkway Life Real Estate Investment Trust	2,221,429

543,751	Physicians Realty Trust	8,352,015

89,642	Sabra Health Care Real Estate Investment Trust Inc.	2,307,385

253,901	Senior Housing Properties Trust	4,455,963

43,945	Universal Health Realty Income Trust	2,041,685
	Total Health Care	41,070,170

	Hotels – 0.5%

39,880	Pebblebrook Hotel Trust	1,041,267

131,458	Sunstone Hotel Investors Inc.	3,457,345
	Total Hotels	4,498,612

	Industrial – 2.2%

801,188	Mapletree Logistics Trust	672,192

182,080	Monmouth Real Estate Investment Corporation	1,769,818

986,800	Pure Industrial Real Estate Trust	3,721,239

500,985	STAG Industrial Inc.	10,019,700

648,622	TF Administradora Industrial S de RL de CV	1,268,976

145,356	WPT Industrial Real Estate Investment Trust	1,780,613
	Total Industrial	19,232,538

32	Nuveen Investments

Shares	Description (1)	Value

	Mortgage – 3.7%

542,491	Apollo Commercial Real Estate Finance, Inc.	$8,913,127

96,603	Ares Commercial Real Estate Corporation	1,100,308

281,200	Blackstone Mortgage Trust Inc, Class A	7,822,984

347,674	Colony Financial Inc.	7,874,816

302,540	Starwood Property Trust Inc.	6,525,788
	Total Mortgage	32,237,023

	Office – 1.1%

753,261	Dexus Property Group	4,242,604

164,963	Easterly Government Properties, Inc.	2,626,211

239,188	Franklin Street Properties Corporation	2,705,216
	Total Office	9,574,031

	Residential – 0.4%

480,542	Independence Realty Trust	3,618,481

	Retail – 4.9%

183,306	Agree Realty Corporation	5,347,036

115,500	Calloway Real Estate Investment Trust	2,674,347

703,868	CapitaMall Trust	1,123,597

304,847	CBL & Associates Properties Inc.	4,938,521

124,743	Crombie Real Estate Investment Trust	1,245,433

231,523	Excel Trust Inc.	3,651,118

2,638,141	Frasers Centrepoint Trust	4,035,023

735,423	Inland Real Estate Corporation	6,927,685

43,071	Kite Realty Group Trust	1,106,020

1,165,335	Plaza Retail REIT	3,955,981

16,006	Realty Income Corporation	710,506

295,521	Retrocom Real Estate Investment Trust	839,952

515,330	Scentre Group	1,491,011

60,445	Urstadt Biddle Properties Inc.	1,129,113

322,293	WP GLIMCHER, Inc.	4,360,624
	Total Retail	43,535,967

	Specialized – 2.1%

124,042	Corrections Corporation of America	4,103,309

46,598	Digital Realty Trust Inc.	3,107,155

83,883	Entertainment Properties Trust	4,595,111

92,159	Geo Group Inc.	3,148,151

2,517,618	Keppel DC REIT	1,962,727

120,951	National Storage Affiliates Trust	1,499,792
	Total Specialized	18,416,245
	Total Real Estate Investment Trust Common Stocks (cost $218,089,329)	209,665,976

Nuveen Investments	33

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	June 30, 2015 (Unaudited)

Shares	Description (1)	Coupon	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 4.1%

	Electric Utilities – 1.4%

263,266	Exelon Corporation	6.500%	BBB–	$11,941,746

15,412	NextEra Energy Inc.	5.799%	N/R	824,542
	Total Electric Utilities			12,766,288

	Independent Power & Renewable Electricity Producers – 0.2%

17,947	Dynegy Inc.	5.375%	N/R	1,783,932

	Oil, Gas & Consumable Fuels – 0.7%

124,115	Anadarko Petroleum Corporation	7.500%	N/R	6,256,637

	Real Estate Investment Trust – 1.8%

77,660	Alexandria Real Estate Equities Inc., (2)	7.000%	N/R	2,175,692

17,934	American Homes 4 Rent	5.000%	N/R	451,937

106,762	American Tower Corporation	5.500%	N/R	10,676,200

5,061	Equity Commonwealth	6.500%	Ba1	123,185

13,314	Lexington Corporate Properties Trust, Series B	6.500%	N/R	635,477

26,656	Ramco-Gershenson Properties Trust	7.250%	N/R	1,585,764
	Total Real Estate Investment Trust			15,648,255
	Total Convertible Preferred Securities (cost $37,686,048)			36,455,112

Shares	Description (1)	Coupon	Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 19.5%

	Banks – 0.1%

47,608	Wells Fargo REIT	6.375%	BBB+	$1,217,813

	Electric Utilities – 3.0%

24,320	APT Pipelines Limited, (2)	6.693%	N/R	1,948,652

158,899	Entergy Arkansas Inc., (2)	6.450%	BB+	3,977,449

85,974	Integrys Energy Group Inc.	6.000%	Baa1	2,289,488

93,940	NextEra Energy Inc.	5.700%	BBB	2,263,954

95,267	NextEra Energy Inc.	5.625%	BBB	2,291,171

142,050	NextEra Energy Inc.	5.000%	BBB	3,223,115

50,516	Pacific Gas & Electric Corporation	6.000%	BBB+	1,465,469

262,630	PPL Capital Funding, Inc.	5.900%	BBB	6,505,345

119,007	SCE Trust I	5.625%	Baa1	2,865,689
	Total Electric Utilities			26,830,332

	Multi-Utilities – 1.6%

291,833	Dominion Resources Inc.	6.375%	Baa3	13,628,601

	Oil, Gas & Consumable Fuels – 0.2%

56,915	Nustar Logistics Limited Partnership	7.625%	Ba2	1,508,248

34	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (4)	Value

	Real Estate Investment Trust – 14.6%

15,900	American Homes 4 Rent	5.000%	N/R	$399,885

1,514	American Realty Capital Properties Inc.	6.700%	N/R	36,351

79,383	Apartment Investment & Management Company	6.875%	BB	2,128,258

85,806	Apollo Commercial Real Estate Finance	8.625%	N/R	2,252,408

89,038	Arbor Realty Trust Incorporated	7.375%	N/R	2,203,691

73,257	Campus Crest Communities	8.000%	N/R	1,813,111

143,296	CBL & Associates Properties Inc.	6.625%	BB	3,666,945

361,333	Cedar Shopping Centers Inc., Series A	7.250%	N/R	9,213,992

12,916	Chesapeake Lodging Trust	7.750%	N/R	345,503

305,413	Colony Financial Inc.	7.125%	N/R	7,103,906

71,408	Colony Financial Inc.	7.500%	N/R	1,846,611

65,052	Colony Financial Inc.	8.500%	N/R	1,626,300

94,518	Coresite Realty Corporation	7.250%	N/R	2,462,194

22,996	Corporate Office Properties Trust	7.375%	BB	604,795

62,816	DDR Corporation	6.500%	Baa3	1,597,411

42,751	DDR Corporation	6.250%	Baa3	1,078,180

63,747	Digital Realty Trust Inc.	7.375%	Baa3	1,716,707

4,040	Digital Realty Trust Inc.	5.875%	Baa3	95,546

154,497	EPR Properties Inc.	9.000%	BB	5,021,153

2,133	Equity Commonwealth	5.750%	BBB–	49,272

9,369	Excel Trust Inc.	8.125%	BB	234,693

128,278	General Growth Properties	6.375%	N/R	3,246,716

74,476	Gramercy Property Trust Inc.	7.125%	N/R	1,973,614

23,665	Hersha Hospitality Trust	8.000%	N/R	603,694

175,371	Hersha Hospitality Trust	6.875%	N/R	4,550,877

42,473	Hudson Pacific Properties Inc.	8.375%	BB	1,091,556

1,635	Inland Real Estate Corporation	8.125%	N/R	42,674

254,769	Inland Real Estate Corporation	6.950%	N/R	6,623,994

166,754	Investors Real Estate Trust	7.950%	N/R	4,227,214

135,158	Kimco Realty Corporation,	6.000%	Baa2	3,328,942

84,348	Kimco Realty Corporation,	5.500%	Baa2	2,029,413

1,036	LaSalle Hotel Properties	7.500%	N/R	26,273

55,848	LaSalle Hotel Properties	6.375%	N/R	1,446,463

28,743	Monmouth Real Estate Investment Corp, Class A	7.875%	N/R	750,192

134,708	National Retail Properties Inc.	5.700%	Baa2	3,262,628

14,026	Northstar Realty Finance Corporation	8.875%	N/R	355,559

214,376	Northstar Realty Finance Corporation	8.750%	N/R	5,404,419

278,518	Pebblebrook Hotel Trust	6.500%	N/R	7,063,216

9,730	Post Properties, Inc., Series A	8.500%	Baa3	632,450

Nuveen Investments	35

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	June 30, 2015 (Unaudited)

Shares		Description (1)	Coupon		Ratings (4)	Value

		Real Estate Investment Trust (continued)

23,835		PS Business Parks, Inc.	6.000%		Baa2	$586,818

70,829		PS Business Parks, Inc.	5.750%		Baa2	1,682,189

46,274		Rait Financial Trust	7.125%		N/R	1,147,595

29,672		Regency Centers Corporation	6.000%		Baa2	737,349

100,152		Retail Properties of America	7.000%		BB	2,647,017

38,575		Sabra Health Care Real Estate Investement Trust	7.125%		BB–	997,164

78,751		Saul Centers, Inc.	6.875%		N/R	2,068,001

49,739		SL Green Realty Corporation	6.500%		Ba1	1,281,277

36,277		Summit Hotel Properties Inc.	9.250%		N/R	968,596

119,567		Summit Hotel Properties Inc.	7.875%		N/R	3,198,417

218,310		Summit Hotel Properties Inc.	7.125%		N/R	5,654,229

424		Sun Communities Inc.	7.125%		N/R	11,028

116,451		Taubman Centers Incorporated, Series K	6.250%		N/R	2,961,349

16,121		Terreno Realty Corporation	7.750%		BB	423,176

69,383		Urstadt Biddle Properties	7.125%		N/R	1,821,998

209,535		Urstadt Biddle Properties	6.750%		N/R	5,548,487

35,607		Vornado Realty Trust	5.400%		BBB-	795,816

84,385		WP GLIMCHER, Inc.	7.500%		Baa3	2,282,614

57,320		WP GLIMCHER, Inc.	6.875%		Baa3	1,483,439
		Total Real Estate Investment Trust				128,453,365
		Total $25 Par (or similar) Retail Preferred (cost $172,082,025)				171,638,359

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		CORPORATE BONDS – 17.1%

		Commercial Services & Supplies – 1.4%

$2,890		ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	$2,991,150

2,965		Casella Waste Systems Inc.	7.750%	2/15/19	B–	2,994,650

2,000		Covanta Holding Corporation	5.875%	3/01/24	Ba3	1,995,000

3,670	CAD	GFL Environmental Corporation, 144A	7.500%	6/18/18	B	2,938,351

1,435	EUR	Waste Italia SPA, 144A	10.500%	11/15/19	B2	1,375,996
		Total Commercial Services & Supplies				12,295,147

		Communications Equipment – 0.2%

2,185		Goodman Networks Inc.	12.125%	7/01/18	B–	1,813,550

		Construction & Engineering – 0.6%

2,605		AECOM Technology Corporation, 144A	5.875%	10/15/24	BB–	2,640,819

24,000	NOK	VV Holding AS, 144A	6.700%	7/10/19	N/R	3,017,181
		Total Construction & Engineering				5,658,000

36	Nuveen Investments

Principal Amount (000) (5)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Consumer Finance – 0.2%

$1,770	Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	$1,793,895

	Diversified Financial Services – 0.3%

2,855	Jefferies LoanCore LLC Finance Corporation, 144A	6.875%	6/01/20	B	2,769,350

	Diversified Telecommunication Services – 1.2%

2,500	CyrusOne LP Finance, 144A, (WI/DD)	6.375%	11/15/22	B1	2,587,500

125	CyrusOne LP Finance	6.375%	11/15/22	B+	129,375

3,245	IntelSat Jackson Holdings	6.625%	12/15/22	CCC+	2,952,950

2,455	Qualitytech LP/QTS Finance Corp., 144A	5.875%	8/01/22	B+	2,467,275

2,360	SBA Communications Corporation, 144A	4.875%	7/15/22	B	2,298,050
	Total Diversified Telecommunication Services				10,435,150

	Electric Utilities – 0.7%

3,390	Intergen NV, 144A	7.000%	6/30/23	B+	3,017,100

3,060	PPL Energy Supply LLC, 144A	6.500%	6/01/25	BB–	3,060,000
	Total Electric Utilities				6,077,100

	Energy Equipment & Services – 0.5%

2,765	Compressco Partners LP / Compressco Finance Corporation, 144A	7.250%	8/15/22	B	2,640,575

2,275	Exterran Partners LP / EXLP Finance Corporation, 144A	6.000%	10/01/22	B1	2,161,250
	Total Energy Equipment & Services				4,801,825

	Gas Utilities – 0.8%

3,745	Ferrellgas LP	6.750%	1/15/22	B+	3,754,363

2,755	LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	2,844,538
	Total Gas Utilities				6,598,901

	Health Care Equipment & Supplies – 0.4%

3,511	Tenet Healthcare Corporation	6.750%	2/01/20	B3	3,668,995

	Health Care Providers & Services – 1.7%

1,740	Acadia Healthcare, 144A	5.625%	2/15/23	B–	1,761,750

2,865	Community Health Systems, Inc.	6.875%	2/01/22	B+	3,022,575

1,695	HCA Inc.	5.375%	2/01/25	BB–	1,722,629

2,975	Kindred Healthcare Inc., 144A	6.375%	4/15/22	B2	2,971,281

2,420	Select Medical Corporation	6.375%	6/01/21	B–	2,444,200

3,005	Surgical Care Affiliates Inc., 144A	6.000%	4/01/23	B–	3,005,000
	Total Health Care Providers & Services				14,927,435

	Independent Power & Renewable Electricity Producers – 1.0%

3,355	Dynegy Inc., 144A	7.625%	11/01/24	B+	3,547,913

3,530	GenOn Energy Inc.	9.500%	10/15/18	B	3,600,600

1,240	TerraForm Power Operating LLC, 144A	5.875%	2/01/23	BB–	1,258,600
	Total Independent Power & Renewable Electricity Producers				8,407,113

Nuveen Investments	37

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	June 30, 2015 (Unaudited)

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Internet Software & Services – 0.3%

$3,020		Equinix Inc.	5.750%	1/01/25	BB	$2,989,800

		IT Services – 0.4%

3,720		Zayo Group LLC / Zayo Capital Inc., 144A	6.000%	4/01/23	B–	3,674,244

		Marine – 0.4%

3,780		Navios South American Logisitics Inc., Finance US Inc., 144A	7.250%	5/01/22	B+	3,619,350

		Multi–Utilities – 0.7%

3,475		Dominion Resources Inc.	5.750%	10/01/54	BBB	3,622,621

1,700	GBP	RWE AG, Reg S	7.000%	12/31/49	BBB–	2,783,312
		Total Multi-Utilities				6,405,933

		Oil, Gas & Consumable Fuels – 4.2%

3,280		Calumet Specialty Products	7.625%	1/15/22	B+	3,345,600

2,872		Crestwood Midstream Partners LP	6.125%	3/01/22	BB	2,929,440

3,335		DCP Midstream LLC, 144A	5.850%	5/21/43	BB	2,642,988

1,860		Energy Transfer Equity LP	5.500%	6/01/27	BB+	1,855,350

2,770		Gibson Energy, 144A	6.750%	7/15/21	BB	2,860,025

2,265		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	2,174,400

3,452		Martin Mid–Stream Partners LP Finance	7.250%	2/15/21	B–	3,391,590

1,916		NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	1,911,210

1,088		NGL Energy Partners LP/Fin Co	6.875%	10/15/21	BB–	1,131,520

2,580		Niska Gas Storage Canada ULC Finance Corporation	6.500%	4/01/19	CCC+	2,425,200

1,894		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	1,851,385

2,904		Sabine Pass Liquefaction LLC	6.250%	3/15/22	BB+	3,005,640

2,030		Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	2,126,425

1,765		Tesoro Logistics LP Finance Corporation, 144A	6.250%	10/15/22	BB	1,826,775

3,600		Western Refining Inc.	6.250%	4/01/21	B+	3,627,000
		Total Oil, Gas & Consumable Fuels				37,104,548

		Real Estate Investment Trust – 0.6%

2,490		Communications Sales & Leasing Inc., 144A	8.250%	10/15/23	BB	2,446,425

2,480		DuPont Fabros Technology LP	5.625%	6/15/23	Ba1	2,442,800
		Total Real Estate Investment Trust				4,889,225

		Real Estate Management & Development – 0.6%

1,760		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	1,812,800

3,035		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	3,019,825
		Total Real Estate Management & Development				4,832,625

		Road & Rail – 0.4%

3,395		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B	3,437,438

38	Nuveen Investments

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Software – 0.3%

$2,870		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	BB–	$2,966,716

		Transportation Infrastructure – 0.2%

1,840		Aeropuerto Internacional de Tocumen SA	5.750%	10/09/23	BBB	1,913,600
		Total Corporate Bonds (cost $154,059,746)				151,079,940

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 5.2%

		Commercial Services & Supplies – 0.3%

$2,160		Royal Capital BV, Reg S	8.375%	N/A (6)	N/R	$2,255,688

		Construction & Engineering – 0.7%

6,048		PHBS Limited	6.625%	N/A (6)	N/R	6,078,240

		Electric Utilities – 2.3%

4,975		AES Gener SA, 144A	8.375%	12/18/73	BB	5,410,313

1,145		Electricite de France, 144A	5.625%	N/A (6)	A–	1,164,465

1,258		Electricite de France, 144A	5.250%	N/A (6)	A–	1,259,573

7,900		Enel SpA, 144A	8.750%	9/24/73	BBB–	9,065,250

1,865		FPL Group Capital Inc.	6.350%	10/01/66	BBB	1,650,525

1,130	GBP	NGG Finance PLC, Reg S	5.625%	6/18/73	BBB	1,890,921
		Total Electric Utilities				20,441,047

		Energy Equipment & Services – 1.6%

2,970	EUR	Origin Energy Finance Limited, Reg S	7.875%	6/16/71	Ba1	3,546,688

10,030		Transcanada Trust	5.625%	5/20/75	BBB	10,117,763
		Total Energy Equipment & Services				13,664,451

		Transportation Infrastructure – 0.0%

300	EUR	Eurogate GmbH	6.750%	N/A (6)	N/R	349,505

		Water Utilities – 0.3%

1,700	GBP	Pennon Group PLC, Reg S	6.750%	N/A (6)	N/R	2,798,170
		Total $1,000 Par (or similar) Institutional Preferred (cost $46,623,407)				45,587,101

Shares		Description (1), (7)				Value

		INVESTMENT COMPANIES – 1.7%

866,376		John Laing Infrastructure Fund				$1,660,778

24,051,904		Keppel Infrastructure Trust				9,732,552

1,891,584		Starwood European Real Estate Finance Limited				3,187,632
		Total Investment Companies (cost $14,159,428)				14,580,962
		Total Long–Term Investments (cost $879,985,922)				857,895,727

Nuveen Investments	39

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	June 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT–TERM INVESTMENTS – 1.3%

	REPURCHASE AGREEMENTS – 1.3%

$11,310	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/15, repurchase price $11,310,497, collateralized by $11,745,000 U.S. Treasury Notes, 1.750%, due 4/30/22, value $11,539,463	0.000%	7/01/15	$11,310,497
	Total Short–Term Investments (cost $11,310,497)			11,310,497
	Total Investments (cost $891,296,419) – 98.7%			869,206,224
	Other Assets Less Liabilities – 1.3% (8)			11,539,344
	Net Assets – 100%			$880,745,568

Investments in Derivatives as of June 30, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(112)	9/15	$(13,356,875)	$4,375	$(11,797)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)	Perpetual security. Maturity date is not applicable.

(7)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission (“SEC”) on its website at http://www.sec.gov.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the SEC. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

NOK	Norwegian Krone

See accompanying notes to financial statements.

40	Nuveen Investments

Nuveen Real Estate Securities Fund

Portfolio of Investments	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.9%

	COMMON STOCKS – 1.5%

	Capital Markets – 0.0%

60,447	HFF Inc., Class A, (2)	$2,522,454

	Health Care Providers & Services – 0.2%

448,728	Capital Senior Living Corporation, (2)	10,993,836

	Hotels, Restaurants & Leisure – 0.7%

2,008	Extended Stay America Inc.	37,690

1,163,555	Hilton Worldwide Holdings Inc., (2)	32,055,940
	Total Hotels, Restaurants & Leisure	32,093,630

	Real Estate Management & Development – 0.6%

1,221,001	Forest City Enterprises, Inc., Class A, (2)	26,984,122
	Total Common Stocks (cost $65,039,894)	72,594,042

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 97.3%

	Diversified – 5.2%

15,675	American Assets Trust Inc.	$614,617

756,826	American Realty Capital Properties Inc,	6,152,995

3,884	Armada Hoffler Properties Inc.	38,801

3,802,230	Cousins Properties, Inc., (3)	39,467,147

711,856	Duke Realty Corporation	13,219,166

1,372,046	Empire State Realty Trust Inc., (3)	23,407,105

401,573	Lexington Corporate Properties Trust	3,405,339

1,236,380	Liberty Property Trust	39,836,164

1,276,157	PS Business Parks Inc.	92,074,728

1,117,004	Spirit Realty Capital Inc.	10,801,429

425,038	STORE Capital Corporation	8,543,264

146,861	WP Carey Inc.	8,655,987
	Total Diversified	246,216,742

	Health Care – 11.3%

1,129,478	Health Care Property Investors Inc., (3)	41,192,063

2,522,547	Health Care REIT, Inc., (3)	165,554,760

871,905	Healthcare Realty Trust, Inc.	20,280,510

1,443,755	Healthcare Trust of America Inc., Class A	34,577,932

137,535	LTC Properties Inc.	5,721,456

691,706	Medical Properties Trust Inc.	9,068,266

466,092	National Health Investors Inc.	29,037,532

1,252,906	Omega Healthcare Investors Inc.	43,012,263

Nuveen Investments	41

Nuveen Real Estate Securities Fund (continued)

Portfolio of Investments	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Health Care (continued)

9,471,854	Parkway Life Real Estate Investment Trust	$16,174,974

1,264,133	Physicians Realty Trust	19,417,083

194,582	Sabra Health Care Real Estate Investment Trust Inc.	5,008,541

327,405	Senior Housing Properties Trust	5,745,958

38,901	Universal Health Realty Income Trust	1,807,340

2,170,674	Ventas Inc., (3)	134,777,149
	Total Health Care	531,375,827

	Hotels – 8.5%

173,839	Chatham Lodging Trust	4,601,518

976,324	Chesapeake Lodging Trust	29,758,356

2,223,368	DiamondRock Hospitality Company	28,481,344

385,372	FelCor Lodging Trust Inc.	3,807,475

2,159,534	Hersha Hospitality Trust	55,370,445

5,730,108	Host Hotels & Resorts Inc.	113,628,042

135,316	LaSalle Hotel Properties	4,798,305

1,958	Pebblebrook Hotel Trust	83,959

2,538,794	RLJ Lodging Trust	75,605,285

1,625,233	Strategic Hotels & Resorts Inc., (2)	19,697,824

1,655	Summit Hotel Properties Inc.	21,532

4,258,367	Sunstone Hotel Investors Inc.	63,918,089
	Total Hotels	399,772,174

	Industrial – 5.6%

1,707,285	DCT Industrial Trust Inc.	53,677,040

1,438,731	First Industrial Realty Trust, Inc.	26,947,432

541,293	Mapletree Logistics Trust	454,142

3,065,588	Prologis Inc.	113,733,315

776,865	Prologis Property Mexico SA de CV	1,307,832

1,545,531	STAG Industrial Inc.	30,910,620

1,895,824	Terreno Realty Corporation	37,347,733
	Total Industrial	264,378,114

	Mortgage – 0.4%

349,570	Blackstone Mortgage Trust Inc, Class A	9,725,037

443,429	Starwood Property Trust Inc.	9,564,764
	Total Mortgage	19,289,801

	Office – 13.7%

28,910	BioMed Realty Trust Inc.	559,119

698,219	Boston Properties, Inc.	84,512,428

4,555,294	Brandywine Realty Trust	60,494,304

1,518,460	Corporate Office Properties	35,744,548

42	Nuveen Investments

Shares	Description (1)	Value

	Office (continued)

1,767,065	Douglas Emmett Inc.	$47,604,731

665,531	Gramercy Property Trust Inc.	15,553,459

478,947	Highwoods Properties, Inc.	19,133,933

89,967	Hudson Pacific Properties Inc.	2,552,364

381,545	Kilroy Realty Corporation	25,620,747

508,211	Mack-Cali Realty Corporation	9,366,329

1,520,271	Paramount Group Inc.	26,087,850

1,180,830	Parkway Properties Inc.	20,593,675

1,114,669	SL Green Realty Corporation	122,490,976

1,811,345	Vornado Realty Trust	171,950,981
	Total Office	642,265,444

	Residential – 15.6%

623,071	American Campus Communities Inc., (3)	23,483,546

448,065	American Homes 4 Rents, Class A, (3)	7,186,963

664,073	Apartment Investment & Management Company, Class A	24,524,216

1,479,741	AvalonBay Communities, Inc.	236,566,194

452,052	Camden Property Trust	33,578,423

473,358	Education Realty Trust Inc.	14,844,507

336,742	Equity Lifestyles Properties Inc.	17,705,894

2,857,180	Equity Residential	200,488,321

633,677	Essex Property Trust Inc.	134,656,363

203,919	Home Properties New York, Inc.	14,896,283

368,770	Post Properties, Inc.	20,050,025

99,468	Starwood Waypoint Residential Trust	2,363,360

110,806	UDR Inc.	3,549,116
	Total Residential	733,893,211

	Retail – 27.7%

1,324,612	Acadia Realty Trust	38,559,455

4,629	Alexander’s Inc.	1,897,890

1,436,984	Brixmor Property Group Inc.	33,237,440

1,478,013	CBL & Associates Properties Inc.	23,943,811

240,526	Cedar Shopping Centers Inc.	1,539,366

6,613,165	Developers Diversified Realty Corporation, (3)	102,239,531

1,708,555	Equity One Inc.	39,877,674

473,655	Federal Realty Investment Trust	60,670,469

7,114,740	General Growth Properties Inc., (3)	182,564,228

1,525,479	Inland Real Estate Corporation	14,370,012

2,514,822	Kimco Realty Corporation	56,684,088

542,271	Kite Realty Group Trust	13,269,371

Nuveen Investments	43

Nuveen Real Estate Securities Fund (continued)

Portfolio of Investments	June 30, 2015 (Unaudited)

Shares	Description (1)			Value

	Retail (continued)

1,048,735	Macerich Company, (3)			$78,235,631

1,384,318	National Retail Properties, Inc.			48,464,973

2,035,751	Ramco-Gershenson Properties Trust			33,223,456

637,930	Regency Centers Corporation			37,625,111

1,793,773	Retail Properties of America Inc.			24,987,258

2,229,071	Simon Property Group, Inc.			385,673,864

1,580,154	Tanger Factory Outlet Centers			50,090,882

683,741	Urban Edge Properties			14,214,975

1,139,758	Urstadt Biddle Properties Inc.			21,290,679

282,623	Weingarten Realty Trust			9,238,946

829,674	Westfield Corporation			5,838,041

1,735,608	WP GLIMCHER, Inc.			23,482,775
	Total Retail			1,301,219,926

	Specialized – 9.3%

257,746	American Tower Corporation, REIT			24,045,124

140,233	Corrections Corporation of America			4,638,908

263,096	CubeSmart			6,093,303

155,738	Digital Realty Trust Inc.			10,384,610

44,359	Dupont Fabros Technology Inc.			1,306,373

323,576	Extra Space Storage Inc., (3)			21,103,627

124,220	National Storage Affiliates Trust			1,540,328

1,595,484	Public Storage, Inc.			294,159,385

864,845	Sovran Self Storage Inc., (3)			75,163,679
	Total Specialized			438,435,337
	Total Real Estate Investment Trust Common Stocks (cost $3,745,442,648)			4,576,846,576

Shares	Description (1)	Coupon	Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.1%

	Real Estate Investment Trust – 0.1%

97,367	Summit Hotel Properties Inc., (3)	7.875%	N/R	$2,604,567
	Total $25 Par (or similar) Retail Preferred (cost $2,434,175)			2,604,567

Shares	Description (1), (5)			Value

	INVESTMENT COMPANIES – 0.0%

431,832	Starwood European Real Estate Finance Limited			$727,704
	Total Investment Companies (cost $696,503)			727,704
	Total Long-Term Investments (cost $3,813,613,220)			4,652,772,889

44	Nuveen Investments

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.9%

	Money Market Funds – 1.9%

90,170,050	Mount Vernon Securities Lending Prime Portfolio, 0.234%, (6), (7)	$90,170,050
	Total Investments Purchased with Collateral from Securities Lending (cost $90,170,050)	90,170,050

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.7%

	Money Market Funds – 0.7%

33,643,362	First American Treasury Obligations Fund, Class Z, 0.000%, (6)	$33,643,362
	Total Short-Term Investments (cost $33,643,362)	33,643,362
	Total Investments (cost $3,937,426,632) – 101.5%	4,776,586,301
	Other Assets Less Liabilities – (1.5)%	(71,991,906)
	Net Assets – 100%	$4,704,594,395

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $87,101,369.

(4)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission (SEC) on its website at http://www.sec.gov.

(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of

Assets and Liabilities	June 30, 2015 (Unaudited)

	Global Infrastructure	Real Asset Income	Real Estate Securities
Assets
Long-term investments, at value (cost $650,978,705, $879,985,922 and $3,813,613,220, respectively)	$703,778,210	$857,895,727	$4,652,772,889
Short-term investments, at value (cost approximates value)	12,368,071	11,310,497	33,643,362
Investment purchased with collateral from securities lending, at value (cost approximates value)	—	—	90,170,050
Cash	118,440	124,167	—
Cash collateral at brokers(1)	—	130,000	—
Cash denominated in foreign currencies (cost $1,765,846, $1,637,573 and $—, respectively)	1,769,520	1,629,467	—
Receivable for:
Dividends	2,231,136	4,566,569	17,987,485
Due from broker	—	—	8,653
Interest	—	3,378,763	—
Investments sold	7,190,930	5,551,697	40,268,860
Reclaims	135,991	92,286	22,762
Shares sold	4,792,963	11,529,340	11,139,774
Variation margin on futures contracts	—	4,375	—
Other assets	15,367	47,247	192,003
Total assets	732,400,628	896,260,135	4,846,205,838
Liabilities
Cash overdraft	—	—	2,617,315
Payable for:
Collateral from securities lending program	—	—	90,170,050
Dividends	—	205,355	11,048,330
Investments purchased	12,680,046	12,273,873	22,139,226
Shares redeemed	875,113	2,161,633	9,609,536
Accrued expenses:
Management fees	400,191	491,614	3,294,276
Directors fees	18,072	7,188	171,315
12b-1 distribution and service fees	86,018	133,022	245,959
Other	420,615	241,882	2,315,436
Total liabilities	14,480,055	15,514,567	141,611,443
Net assets	$717,920,573	$880,745,568	$4,704,594,395
Class A Shares
Net assets	$311,717,502	$166,138,036	$680,595,453
Shares outstanding	29,252,888	7,179,575	30,935,411
Net asset value (“NAV”) per share	$10.66	$23.14	$22.00
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$11.31	$24.55	$23.34
Class C Shares
Net assets	$25,036,073	$122,431,400	$88,485,563
Shares outstanding	2,375,642	5,288,614	4,116,477
NAV and offering price per share	$10.54	$23.15	$21.50
Class R3 Shares
Net assets	$728,483	—	$61,026,332
Shares outstanding	67,460	—	2,735,036
NAV and offering price per share	$10.80	—	$22.31
Class R6 Shares
Net assets	—	—	$215,096,664
Shares outstanding	—	—	9,618,381
NAV and offering price per share	—	—	$22.36
Class I Shares
Net assets	$380,438,515	$592,176,132	$3,659,390,383
Shares outstanding	35,734,088	25,588,650	164,231,218
NAV and offering price per share	$10.65	$23.14	$22.28
Net assets consist of:
Capital paid-in	$647,858,657	$903,184,545	$3,648,056,590
Undistributed (Over-distribution of) net investment income	7,473,918	(571,615)	(38,554,455)
Accumulated net realized gain (loss)	9,781,365	235,038	255,949,850
Net unrealized appreciation (depreciation)	52,806,633	(22,102,400)	839,142,410
Net assets	$717,920,573	$880,745,568	$4,704,594,395
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

(1) – Cash	pledged to collateralize the net payment obligations for investment in derivatives.

See accompanying notes to financial statements.

46	Nuveen Investments

Statement of

Operations	Six Months Ended June 30, 2015 (Unaudited)

	Global Infrastructure	Real Asset Income	Real Estate Securities
Investment Income
Dividend (net of foreign tax withheld of $870,155, $747,889 and $8,582, respectively)	$11,423,552	$16,022,481	$70,611,794
Interest (net of foreign tax withheld of $—, $740 and $—, respectively)	739	5,247,260	—
Securities lending income, net	—	—	116,131
Total investment income	11,424,291	21,269,741	70,727,925
Expenses
Management fees	3,145,742	2,606,940	21,550,409
12b-1 service fees – Class A	363,582	181,398	934,710
12b-1 distribution and service fees – Class C	127,205	473,864	475,298
12b-1 distribution and service fees – Class R3	1,673	—	171,931
Shareholder servicing agent fees	659,024	375,002	4,662,072
Custodian fees	153,340	110,529	453,449
Directors fees	8,693	9,410	71,846
Professional fees	44,986	34,367	236,651
Shareholder reporting expenses	79,681	64,705	504,062
Federal and state registration fees	68,794	86,038	105,708
Other	10,899	9,150	21,258
Total expenses before fee waiver/expense reimbursement	4,663,619	3,951,403	29,187,394
Fee waiver/expense reimbursement	(773,316)	(84,311)	—
Net expenses	3,890,303	3,867,092	29,187,394
Net investment income (loss)	7,533,988	17,402,649	41,540,531
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	12,051,176	1,565,374	232,005,578
Futures contracts	—	(186,994)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(29,400,612)	(28,011,156)	(590,289,715)
Futures contracts	—	(6,104)	—
Net realized and unrealized gain (loss)	(17,349,436)	(26,638,880)	(358,284,137)
Net increase (decrease) in net assets from operations	$(9,815,448)	$(9,236,231)	$(316,743,606)

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of

Changes in Net Assets	(Unaudited)

	Global Infrastructure		Real Asset Income
	Six Months Ended 6/30/15	Year Ended 12/31/14	Six Months Ended 6/30/15	Year Ended 12/31/14
Operations
Net investment income (loss)	$7,533,988	$11,022,282	$17,402,649	$14,438,868
Net realized gain (loss) from:
Investments and foreign currency	12,051,176	40,883,863	1,565,374	7,595,091
Futures contracts	—	—	(186,994)	(210,314)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(29,400,612)	21,130,314	(28,011,156)	8,674,423
Futures contracts	—	—	(6,104)	(5,693)
Net increase (decrease) in net assets from operations	(9,815,448)	73,036,459	(9,236,231)	30,492,375
Distributions to Shareholders
From net investment income:
Class A Shares	—	(3,819,651)	(3,610,414)	(3,681,453)
Class C Shares	—	(141,027)	(1,987,198)	(1,548,404)
Class R3 Shares	—	(4,296)	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	(7,453,335)	(12,115,338)	(9,160,890)
From accumulated net realized gains:
Class A Shares	—	(18,623,966)	—	(1,883,332)
Class C Shares	—	(1,791,187)	—	(1,021,448)
Class R3 Shares	—	(26,028)	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	(28,246,630)	—	(5,395,717)
Decrease in net assets from distributions to shareholders	—	(60,106,120)	(17,712,950)	(22,691,244)
Fund Share Transactions
Proceeds from sale of shares	127,385,482	329,294,352	458,533,001	446,399,912
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	40,748,879	16,673,829	21,890,232
	127,385,482	370,043,231	475,206,830	468,290,144
Cost of shares redeemed	(68,172,081)	(367,002,126)	(94,508,842)	(81,593,986)
Net increase (decrease) in net assets from Fund share transactions	59,213,401	3,041,105	380,697,988	386,696,158
Net increase (decrease) in net assets	49,397,953	15,971,444	353,748,807	394,497,289
Net assets at the beginning of period	668,522,620	652,551,176	526,996,761	132,499,472
Net assets at the end of period	$717,920,573	$668,522,620	$880,745,568	$526,996,761
Undistributed (Over-distribution of) net investment income at the end of period	$7,473,918	$(60,070)	$(571,615)	$(261,314)

See accompanying notes to financial statements.

48	Nuveen Investments

	Real Estate Securities
	Six Months Ended 6/30/15	Year Ended 12/31/14
Operations
Net investment income (loss)	$41,540,531	$77,317,947
Net realized gain (loss) from:
Investments and foreign currency	232,005,578	370,849,129
Futures contracts	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(590,289,715)	777,281,964
Futures contracts	—	—
Net increase (decrease) in net assets from operations	(316,743,606)	1,225,449,040
Distributions to Shareholders
From net investment income:
Class A Shares	(9,630,337)	(10,366,524)
Class C Shares	(885,492)	(595,203)
Class R3 Shares	(792,059)	(819,654)
Class R6 Shares	(3,428,053)	(3,943,295)
Class I Shares	(57,624,611)	(63,254,516)
From accumulated net realized gains:
Class A Shares	—	(39,109,300)
Class C Shares	—	(4,772,983)
Class R3 Shares	—	(3,594,423)
Class R6 Shares	—	(12,128,607)
Class I Shares	—	(206,454,568)
Decrease in net assets from distributions to shareholders	(72,360,552)	(345,039,073)
Fund Share Transactions
Proceeds from sale of shares	799,428,757	1,615,169,552
Proceeds from shares issued to shareholders due to reinvestment of distributions	54,316,957	266,479,372
	853,745,714	1,881,648,924
Cost of shares redeemed	(1,006,273,009)	(1,469,247,528)
Net increase (decrease) in net assets from Fund share transactions	(152,527,295)	412,401,396
Net increase (decrease) in net assets	(541,631,453)	1,292,811,363
Net assets at the beginning of period	5,246,225,848	3,953,414,485
Net assets at the end of period	$4,704,594,395	$5,246,225,848
Undistributed (Over-distribution of) net investment income at the end of period	$(38,554,455)	$(7,734,434)

See accompanying notes to financial statements.

Nuveen Investments	49

Financial

Highlights (Unaudited)

Global Infrastructure

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/07)
Year Ended 12/31:
2015(f)	$10.79	$0.11	$(0.24)	$(0.13)	$—	$—	$—	$10.66
2014	10.35	0.20	1.24	1.44	(0.16)	(0.84)	(1.00)	10.79
2013	9.56	0.21	1.17	1.38	(0.16)	(0.43)	(0.59)	10.35
2012	8.59	0.21	1.12	1.33	(0.20)	(0.16)	(0.36)	9.56
2011(d)	8.87	0.04	0.03	0.07	(0.13)	(0.22)	(0.35)	8.59
Year Ended 10/31:
2011	9.42	0.20	(0.11)	0.09	(0.16)	(0.48)	(0.64)	8.87
2010	7.80	0.16	1.58	1.74	(0.12)	—	(0.12)	9.42
Class C (11/08)
Year Ended 12/31:
2015(f)	10.71	0.07	(0.24)	(0.17)	—	—	—	10.54
2014	10.27	0.11	1.23	1.34	(0.06)	(0.84)	(0.90)	10.71
2013	9.49	0.13	1.17	1.30	(0.09)	(0.43)	(0.52)	10.27
2012	8.53	0.13	1.11	1.24	(0.12)	(0.16)	(0.28)	9.49
2011(d)	8.75	0.03	0.03	0.06	(0.06)	(0.22)	(0.28)	8.53
Year Ended 10/31:
2011	9.32	0.14	(0.12)	0.02	(0.11)	(0.48)	(0.59)	8.75
2010	7.75	0.09	1.57	1.66	(0.09)	—	(0.09)	9.32
Class R3 (11/08)
Year Ended 12/31:
2015(f)	10.95	0.11	(0.26)	(0.15)	—	—	—	10.80
2014	10.48	0.18	1.25	1.43	(0.12)	(0.84)	(0.96)	10.95
2013	9.68	0.19	1.18	1.37	(0.14)	(0.43)	(0.57)	10.48
2012	8.68	0.18	1.15	1.33	(0.17)	(0.16)	(0.33)	9.68
2011(d)	8.95	0.04	0.02	0.06	(0.11)	(0.22)	(0.33)	8.68
Year Ended 10/31:
2011	9.40	0.05	(0.02)	0.03	—	(0.48)	(0.48)	8.95
2010	7.78	0.13	1.59	1.72	(0.10)	—	(0.10)	9.40
Class I (12/07)
Year Ended 12/31:
2015(f)	10.77	0.12	(0.24)	(0.12)	—	—	—	10.65
2014	10.35	0.21	1.26	1.47	(0.21)	(0.84)	(1.05)	10.77
2013	9.57	0.24	1.17	1.41	(0.20)	(0.43)	(0.63)	10.35
2012	8.62	0.23	1.13	1.36	(0.25)	(0.16)	(0.41)	9.57
2011(d)	8.92	0.04	0.03	0.07	(0.15)	(0.22)	(0.37)	8.62
Year Ended 10/31:
2011	9.46	0.23	(0.12)	0.11	(0.17)	(0.48)	(0.65)	8.92
2010	7.82	0.18	1.59	1.77	(0.13)	—	(0.13)	9.46

50	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(1.20)%	$311,718	1.44	%*	1.85	%*	1.22	%*	2.08	%*	59%
14.11	268,672	1.43		1.57		1.22		1.77		162
14.73	107,137	1.43		1.87		1.23		2.07		166
15.52	68,763	1.43		2.08		1.24		2.28		200
0.81	51,681	1.64	*	2.38	*	1.23	*	2.79	*	42

0.97	54,697	1.62		1.86		1.25		2.24		273
22.56	57,594	1.88		1.30		1.25		1.93		314

(1.59)	25,036	2.19	*	1.05	*	1.97	*	1.27	*	59
13.28	24,820	2.18		0.74		1.97		0.95		162
13.90	20,127	2.18		1.11		1.98		1.31		166
14.58	14,291	2.19		1.25		1.99		1.45		200
0.62	10,767	2.39	*	1.64	*	1.98	*	2.05	*	42

0.37	10,674	2.38		1.14		2.00		1.53		273
21.62	8,103	2.63		0.51		2.00		1.14		314

(1.37)	728	1.70	*	1.74	*	1.47	*	1.96	*	59
13.86	399	1.68		1.33		1.47		1.54		162
14.40	138	1.67		1.61		1.48		1.81		166
15.36	128	1.66		1.67		1.49		1.84		200
0.68	7	1.89	*	1.94	*	1.48	*	2.38	*	42

0.36	15	2.05		(0.03)		1.50		0.55		273
22.27	8	2.13		0.91		1.50		1.54		314

(1.11)	380,439	1.19	*	2.05	*	0.97	*	2.27	*	59
14.46	374,631	1.18		1.68		0.97		1.88		162
15.03	525,149	1.18		2.12		0.98		2.33		166
15.78	246,922	1.18		2.32		0.99		2.51		200
0.85	117,085	1.39	*	2.65	*	0.98	*	3.06	*	42

1.28	112,697	1.38		2.12		1.00		2.51		273
22.92	87,980	1.63		1.50		1.00		2.13		314

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the two months ended December 31, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended June 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (Unaudited) (continued)

Real Asset Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/11)
2015(f)	$23.78	$0.56	$(0.61)	$(0.05)	$(0.59)	$—	$(0.59)	$23.14
2014	22.01	1.15	2.18	3.33	(1.16)	(0.40)	(1.56)	23.78
2013	22.27	1.14	0.21	1.35	(1.12)	(0.49)	(1.61)	22.01
2012	20.38	1.22	2.21	3.43	(1.13)	(0.41)	(1.54)	22.27
2011(d)	20.00	0.26	0.35	0.61	(0.23)	—	(0.23)	20.38
Class C (9/11)
2015(f)	23.79	0.49	(0.63)	(0.14)	(0.50)	—	(0.50)	23.15
2014	22.01	0.98	2.18	3.16	(0.98)	(0.40)	(1.38)	23.79
2013	22.26	0.99	0.19	1.18	(0.94)	(0.49)	(1.43)	22.01
2012	20.37	1.08	2.19	3.27	(0.97)	(0.41)	(1.38)	22.26
2011(d)	20.00	0.21	0.35	0.56	(0.19)	—	(0.19)	20.37
Class I (9/11)
2015(f)	23.78	0.61	(0.63)	(0.02)	(0.62)	—	(0.62)	23.14
2014	22.01	1.27	2.12	3.39	(1.22)	(0.40)	(1.62)	23.78
2013	22.27	1.21	0.19	1.40	(1.17)	(0.49)	(1.66)	22.01
2012	20.38	1.24	2.24	3.48	(1.18)	(0.41)	(1.59)	22.27
2011(d)	20.00	0.27	0.36	0.63	(0.25)	—	(0.25)	20.38

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(0.25)%	$166,138	1.19	%*	4.77	%*	1.16	%*	4.80	%*	38%
15.40	115,322	1.25		4.77		1.17		4.85		86
6.13	49,174	1.34		4.87		1.17		5.05		141
17.22	10,365	1.68		5.06		1.17		5.57		177
3.06	52	2.12	*	3.34	*	1.18	*	4.28	*	65

(0.62)	122,431	1.93	*	4.15	*	1.91	*	4.17	*	38
14.54	65,928	2.00		4.07		1.92		4.14		86
5.38	24,648	2.09		4.19		1.92		4.37		141
16.36	4,479	2.33		4.51		1.92		4.92		177
2.82	51	2.87	*	2.59	*	1.93	*	3.53	*	65

(0.08)	592,176	0.94	*	5.13	*	0.91	*	5.16	*	38
15.69	345,747	0.99		5.29		0.92		5.37		86
6.40	58,677	1.10		5.11		0.92		5.29		141
17.50	27,343	1.52		5.10		0.92		5.70		177
3.13	10,159	1.87	*	3.60	*	0.93	*	4.54	*	65

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 13, 2011 (commencement of operations) through December 31, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended June 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (Unaudited) (continued)

Real Estate Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (9/95)
Year Ended 12/31:
2015(g)	$23.79	$0.17	$(1.65)	$(1.48)	$(0.31)	$—	$—	$(0.31)	$22.00
2014	19.46	0.32	5.62	5.94	(0.33)	(1.28)	—	(1.61)	23.79
2013	21.02	0.27	(0.06)	0.21	(0.29)	(1.35)	(0.13)	(1.77)	19.46
2012	18.76	0.28	3.07	3.35	(0.43)	(0.66)	—	(1.09)	21.02
2011(d)	18.84	0.09	0.05	0.14	(0.11)	(0.11)	—	(0.22)	18.76
Year Ended 10/31:
2011	17.58	0.29	1.43	1.72	(0.22)	(0.24)	—	(0.46)	18.84
2010	12.44	0.32	5.20	5.52	(0.38)	—	—	(0.38)	17.58
Class C (2/00)
Year Ended 12/31:
2015(g)	23.24	0.08	(1.60)	(1.52)	(0.22)	—	—	(0.22)	21.50
2014	19.03	0.15	5.50	5.65	(0.16)	(1.28)	—	(1.44)	23.24
2013	20.59	0.12	(0.08)	0.04	(0.12)	(1.35)	(0.13)	(1.60)	19.03
2012	18.39	0.12	3.01	3.13	(0.27)	(0.66)	—	(0.93)	20.59
2011(d)	18.46	0.06	0.05	0.11	(0.07)	(0.11)	—	(0.18)	18.39
Year Ended 10/31:
2011	17.23	0.14	1.41	1.55	(0.08)	(0.24)	—	(0.32)	18.46
2010	12.21	0.19	5.12	5.31	(0.29)	—	—	(0.29)	17.23
Class R3 (9/01)
Year Ended 12/31:
2015(g)	24.13	0.14	(1.67)	(1.53)	(0.29)	—	—	(0.29)	22.31
2014	19.72	0.28	5.69	5.97	(0.28)	(1.28)	—	(1.56)	24.13
2013	21.29	0.23	(0.08)	0.15	(0.24)	(1.35)	(0.13)	(1.72)	19.72
2012	18.99	0.23	3.12	3.35	(0.39)	(0.66)	—	(1.05)	21.29
2011(d)	19.07	0.08	0.05	0.13	(0.10)	(0.11)	—	(0.21)	18.99
Year Ended 10/31:
2011	17.79	0.24	1.46	1.70	(0.16)	(0.26)	—	(0.42)	19.07
2010	12.57	0.31	5.24	5.55	(0.33)	—	—	(0.33)	17.79
Class R6 (4/13)
2015(g)	24.17	0.22	(1.68)	(1.46)	(0.35)	—	—	(0.35)	22.36
2014	19.72	0.48	5.65	6.13	(0.40)	(1.28)	—	(1.68)	24.17
2013(e)	24.06	0.31	(2.94)	(2.63)	(0.23)	(1.35)	(0.13)	(1.71)	19.72
Class I (6/95)
Year Ended 12/31:
2015(g)	24.10	0.20	(1.67)	(1.47)	(0.35)	—	—	(0.35)	22.28
2014	19.70	0.40	5.68	6.08	(0.40)	(1.28)	—	(1.68)	24.10
2013	21.26	0.35	(0.08)	0.27	(0.35)	(1.35)	(0.13)	(1.83)	19.70
2012	18.97	0.35	3.09	3.44	(0.49)	(0.66)	—	(1.15)	21.26
2011(d)	19.05	0.10	0.05	0.15	(0.12)	(0.11)	—	(0.23)	18.97
Year Ended 10/31:
2011	17.77	0.34	1.45	1.79	(0.24)	(0.27)	—	(0.51)	19.05
2010	12.57	0.36	5.26	5.62	(0.42)	—	—	(0.42)	17.77

54	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

(6.26)%	$680,595	1.31	%*	1.40	%*	1.31	%*	1.40	%*	52%
30.94	751,098	1.30		1.44		1.30		1.44		89
1.04	634,978	1.25		1.25		1.25		1.25		89
18.07	750,073	1.28		1.33		1.26		1.35		76
0.72	722,221	1.31	*	2.82	*	1.28	*	2.86	*	21

9.94	732,181	1.28		1.54		1.27		1.55		103
44.82	686,148	1.24		2.04		1.24		2.04		133

(6.59)	88,486	2.06	*	0.66	*	2.06	*	0.66	*	52
29.99	91,172	2.05		0.69		2.05		0.69		89
0.25	72,172	2.00		0.56		2.00		0.56		89
17.19	69,935	2.03		0.57		2.01		0.60		76
0.60	59,469	2.06	*	2.06	*	2.03	*	2.09	*	21

9.13	60,812	2.04		0.76		2.02		0.77		103
43.76	52,732	1.99		1.26		1.99		1.26		133

(6.40)	61,026	1.56	*	1.13	*	1.56	*	1.13	*	52
30.66	68,569	1.55		1.22		1.55		1.22		89
0.75	59,238	1.50		1.02		1.50		1.02		89
17.80	72,742	1.53		1.09		1.51		1.12		76
0.66	62,888	1.56	*	2.59	*	1.53	*	2.62	*	21

9.68	63,335	1.54		1.30		1.52		1.31		103
44.54	47,970	1.48		1.99		1.48		1.99		133

(6.10)	215,097	0.88	*	1.78	*	0.88	*	1.78	*	52
31.51	250,116	0.89		2.12		0.89		2.12		89
(10.88)	79,796	0.88	*	2.15	*	0.88	*	2.15	*	89

(6.17)	3,659,390	1.06	*	1.63	*	1.06	*	1.63	*	52
31.28	4,085,270	1.05		1.75		1.05		1.75		89
1.32	3,105,950	1.00		1.56		1.00		1.56		89
18.34	3,214,954	1.03		1.62		1.01		1.65		76
0.78	2,280,291	1.06	*	3.08	*	1.03	*	3.12	*	21

10.24	2,271,583	1.04		1.79		1.02		1.80		103
45.16	1,630,989	0.99		2.29		0.99		2.29		133

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the two months ended December 31, 2011.
(e)	For the period April 30, 2013 (commencement of operations) through December 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Footnote 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended June 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	55

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Global Infrastructure Fund (“Global Infrastructure”), Nuveen Real Asset Income Fund (“Real Asset Income”) and Nuveen Real Estate Securities Fund (“Real Estate Securities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

The end of the reporting period for the Funds is June 30, 2015, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Global Infrastructure’s investment objective is to seek long-term growth of capital and income. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities issued by U.S. and non-U.S. infrastructure-related companies. Infrastructure-related companies include companies involved in the ownership, development, construction, renovation, financing or operation of infrastructure assets, or that provide the services and raw materials necessary for the construction and maintenance of infrastructure assets.

Equity securities in which the Fund invests include common and preferred securities, publicly-traded units of master limited partnerships (“MLPs”), and real estate investment trusts (“REITs”). The Fund may also invest in exchange traded funds (“ETFs”) and other investment companies (“investment companies”). The Fund may invest in companies of any size, including small- and mid-capitalization companies.

The Fund’s investments include infrastructure-related securities of non-U.S. issuers. Under normal market conditions, the Fund will invest at least 40% of its net assets in securities of non-U.S. issuers and, in any case, will invest at least 30% of its net assets in such issuers.

The Fund diversifies its investments among a number of different countries throughout the world. Up to 25% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Real Asset Income’s investment objective is to seek a high level of current income. The secondary investment objective of the Fund is to seek capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in securities issued by real asset related companies that are generating income at the time of purchase. Real asset related companies are defined as: (i) companies that are in the energy, telecommunications, utilities or materials sectors; (ii) companies in the real estate or transportation industry groups; (iii) companies, if not in one of these sectors or industries, that (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing, or sale of real assets, or (b) have at least 50% of the fair market value of their assets invested in real assets; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets. The categories of real assets on which the Fund will focus its investments are infrastructure and real estate.

The Fund will invest in both equity securities and debt securities, but will not invest more than 40% of its net assets in debt securities. All or a portion of the Fund’s debt securities may be rated lower than investment grade (BB/Ba or lower). Equity securities in which the Fund may invest may be of any market capitalization, including small- and mid-capitalization companies, and include common stock, preferred securities, hybrid securities and convertible securities, as well as interests in REITs, exchange-traded notes (“ETNs”), other investment companies (including ETFs) and equity securities issued by MLPs. Debt securities in which the Fund may invest include corporate debt obligations, mortgage-backed securities (“MBS”) and debt securities issued by MLPs.

The Fund will invest in non-U.S. securities, but will limit its exposure to emerging markets to 50% of its net assets at the time of purchase.

56	Nuveen Investments

The infrastructure assets that Global Infrastructure and Real Asset Income invests consists of the physical structures and networks upon which the operation, growth and development of a community depends, which include water, sewer, and energy utilities; transportation and communication networks; health care facilities, government accommodations, and other public service facilities; and shipping, timber, steel, alternative energy, and other resources and services necessary for the construction and maintenance of these physical structures and networks.

Real Estate Securities’ investment objective is to provide above average current income and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate.

The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, the Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Each Fund may utilize derivatives, including options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts. The Funds may use these derivatives to manage market or business risk, enhance the Funds’ return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, following Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Real Asset Income
Outstanding when-issued/delayed delivery purchase commitments	$2,595,365

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Global Infrastructure and quarterly for Real Estate Securities. Real Asset Income’s dividends from net investment income are declared daily and distributed to shareholders monthly, and Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Nuveen Investments	57

Notes to Financial Statements (Unaudited) (continued)

Real Asset Income and Real Estate Securities receive substantial distributions from holdings in REITs. REIT distributions received by the Funds are generally comprised of ordinary income, long-term capital gains, and a return of REIT capital. The actual character of amounts received during the period is not known until after the fiscal year-end. For the fiscal year ended December 31, 2014, the character of distributions to Real Asset Income and Real Estate Securities from the REITs was 68.74% and 71.66% ordinary income, 7.32% and 17.45% long-term capital gains, and 23.94% and 10.89% return of REIT capital, respectively.

For the fiscal year ended December 31, 2014, the Funds applied the actual character of distributions reported by the REITs in which the Funds invest to their receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Funds treated the distributions as ordinary income.

For the current fiscal period, the Funds applied the actual percentages for the fiscal year ended December 31, 2014, described above, to its receipts from the REITs and treated as income on the Statement of Operations only the amount of ordinary income so calculated. The Funds adjust that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2014, are reflected in the accompanying financial statements.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of Global Infrastructure and Real Estate Securities that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Income and expenses of Real Asset Income that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

58	Nuveen Investments

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair

Nuveen Investments	59

Notes to Financial Statements (Unaudited) (continued)

value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Infrastructure	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$668,119,552	$—		$—		$668,119,552
Real Estate Investment Trust Common Stocks	29,963,251	—		—		29,963,251
Common Stock Rights	—	—		454,114	****	454,114
Investment Companies	5,241,293	—		—		5,241,293
Short-Term Investments:
Repurchase Agreements	—	12,368,071		—		12,368,071
Total	$703,324,096	$12,368,071		$454,114		$716,146,281

Real Asset Income
Long-Term Investments*:
Common Stocks	$228,888,277	$—		$—		$228,888,277
Real Estate Investment Trust Common Stocks	209,665,976	—		—		209,665,976
Convertible Preferred Securities	34,279,420	2,175,692	**	—		36,455,112
$25 Par (or similar) Retail Preferred	165,712,258	5,926,101	**	—		171,638,359
Corporate Bonds	—	151,079,940		—		151,079,940
$1,000 Par (or similar) Institutional Preferred	—	45,587,101		—		45,587,101
Investment Companies	14,580,962	—		—		14,580,962
Short-Term Investments:
Repurchase Agreements	—	11,310,497		—		11,310,497
Investments in Derivatives:
Futures Contracts***	(11,797)	—		—		(11,797)
Total	$653,115,096	$216,079,331		$—		$869,194,427

Real Estate Securities
Long-Term Investments*:
Common Stocks	$72,594,042	$—	$—	$72,594,042
Real Estate Investment Trust Common Stocks	4,576,846,576	—	—	4,576,846,576
$25 Par (or similar) Retail Preferred	2,604,567	—	—	2,604,567
Investment Companies	727,704	—	—	727,704
Investments Purchased with Collateral from Securities Lending	90,170,050	—	—	90,170,050
Short-Term Investments:
Money Market Funds	33,643,362	—	—	33,643,362
Total	$4,776,586,301	$—	$—	$4,776,586,301
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
****	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 3.

The table below presents the transfers in and out of the three valuation levels for the following Funds as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)
Global Infrastructure
Common Stocks	$300,030,651	$—	$—	$(300,030,651)	$—	$—
Real Asset Income
Common Stocks	$120,352,747	$—	$—	$(120,352,747)	$—	$—
Real Estate Investment Trust Common Stocks	3,286,800	—	—	(3,286,800)	—	—

60	Nuveen Investments

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments	61

Notes to Financial Statements (Unaudited) (continued)

As of the end of the reporting period, the following Funds’ investments in non-U.S. securities for the Funds were as follows:

Global Infrastructure	Value	% of Net Assets
Country:
Canada	$57,421,373	8.0%
France	52,539,859	7.3
Australia	51,459,169	7.2
Italy	45,463,859	6.3
Hong Kong	34,282,945	4.8
Spain	32,790,880	4.6
United Kingdom	22,754,822	3.2
Japan	21,171,242	2.9
Singapore	14,963,437	2.1
New Zealand	14,198,103	2.0
Other countries	99,171,516	13.8
Total non-U.S. securities	$446,217,205	62.2%

Real Asset Income
Country:
Australia	$51,046,865	5.8%
Canada	47,794,830	5.4
United Kingdom	30,958,388	3.5
Italy	29,393,675	3.3
Hong Kong	25,175,675	2.9
Singapore	24,317,624	2.8
France	14,175,579	1.6
Spain	12,791,631	1.5
Belgium	8,956,067	1.0
Portugal	7,522,267	0.9
Other countries	55,049,392	6.2
Total non-U.S. securities	$307,181,993	34.9%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, Real Estate Securities may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutions. The Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program“ on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 100%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Fund’s custodian serves as the securities lending agent for the Fund. The Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

62	Nuveen Investments

The following table presents the securities out on loan for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those securities.

Fund	Counterparty	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Real Estate Securities	U.S. Bank National Association	$87,101,369	$(87,101,369)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by the Fund during the current fiscal period were as follows:

Real Estate Securities
Securities lending fees paid	$9,878

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Infrastructure	Fixed Income Clearing Corporation	$12,368,071	$(12,368,071)	$—
Real Asset Income	Fixed Income Clearing Corporation	11,310,497	(11,310,497)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, Real Asset Income shorted short-term U.S. Treasury futures contracts to hedge against potential increases in interest rates.

Nuveen Investments	63

Notes to Financial Statements (Unaudited) (continued)

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Real Asset Income
Average notional amount of futures contracts outstanding*	$14,016,636
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Real Asset Income

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(11,797)	—	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Real Asset Income	Interest rate	Futures contracts	$(186,994)	$(6,104)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

64	Nuveen Investments

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 6/30/15		Year Ended 12/31/2014
Global Infrastructure	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,836,660	$75,035,108	18,800,996	$211,080,904
Class C	222,709	2,413,004	576,281	6,436,615
Class R3	36,629	408,148	22,441	253,590
Class I	4,521,584	49,529,222	10,047,145	111,523,243
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	2,056,474	22,070,586
Class C	—	—	169,028	1,786,657
Class R3	—	—	2,804	30,324
Class I	—	—	1,565,975	16,861,312
	11,617,582	127,385,482	33,241,144	370,043,231
Shares redeemed:
Class A	(2,484,346)	(27,179,687)	(6,307,245)	(69,520,346)
Class C	(164,352)	(1,786,371)	(387,127)	(4,260,885)
Class R3	(5,607)	(61,557)	(2,010)	(23,253)
Class I	(3,582,026)	(39,144,466)	(27,538,751)	(293,197,642)
	(6,236,331)	(68,172,081)	(34,235,133)	(367,002,126)
Net increase (decrease)	5,381,251	$59,213,401	(993,989)	$3,041,105

	Six Months Ended 6/30/15		Year Ended 12/31/2014
Real Asset Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,531,369	$84,896,448	3,975,743	$95,199,279
Class C	2,700,604	64,859,577	1,754,880	42,121,515
Class I	12,913,588	308,776,976	12,916,934	309,079,118
Shares issued to shareholders due to reinvestment of distributions:
Class A	144,837	3,457,744	229,985	5,446,489
Class C	76,035	1,814,054	101,734	2,404,487
Class I	477,658	11,402,031	591,452	14,039,256
	19,844,091	475,206,830	19,570,728	468,290,144
Shares redeemed:
Class A	(1,346,221)	(32,233,043)	(1,590,358)	(37,859,998)
Class C	(259,259)	(6,200,776)	(205,333)	(4,812,995)
Class I	(2,341,130)	(56,075,023)	(1,635,417)	(38,920,993)
	(3,946,610)	(94,508,842)	(3,431,108)	(81,593,986)
Net increase (decrease)	15,897,481	$380,697,988	16,139,620	$386,696,158

Nuveen Investments	65

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 6/30/2015		Year Ended 12/31/2014
Real Estate Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,363,236	$129,957,923	7,798,648	$174,580,635
Class A – automatic conversion of Class B Shares	—	—	55,742	1,264,559
Class B – exchanges	—	—	2	48
Class C	562,507	13,386,854	786,645	17,357,499
Class R3	502,326	12,445,688	912,678	20,756,731
Class R6	2,376,103	59,101,464	8,287,538	185,057,751
Class I	23,662,030	584,536,828	53,394,810	1,216,152,329
Shares issued to shareholders due to reinvestment of distributions:
Class A	409,799	9,397,017	2,089,374	48,290,610
Class B	—	—	210	4,374
Class C	28,150	626,731	169,093	3,827,585
Class R3	33,970	789,390	187,460	4,396,028
Class R6	124,964	2,922,329	598,145	14,056,685
Class I	1,742,560	40,581,490	8,362,180	195,904,090
	34,805,645	853,745,714	82,642,525	1,881,648,924
Shares redeemed:
Class A	(6,405,380)	(154,415,349)	(11,008,579)	(245,305,581)
Class B	—	—	(10,482)	(215,949)
Class B – automatic conversion to Class A Shares	—	—	(57,242)	(1,264,559)
Class C	(396,728)	(9,258,542)	(825,398)	(17,861,481)
Class R3	(642,934)	(15,711,355)	(1,261,992)	(28,468,452)
Class R6	(3,232,974)	(79,378,267)	(2,582,476)	(59,999,598)
Class I	(30,694,392)	(747,509,496)	(49,931,349)	(1,116,131,908)
	(41,372,408)	(1,006,273,009)	(65,677,518)	(1,469,247,528)
Net increase (decrease)	(6,566,763)	$(152,527,295)	16,965,007	$412,401,396

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions, where applicable) during the current fiscal period were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Purchases	$479,463,817	$648,982,640	$2,688,639,557
Sales and maturities	407,437,948	263,686,130	2,788,040,034

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

66	Nuveen Investments

As of June 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Cost of investments	$670,673,073	$893,005,157	$4,007,433,398
Gross unrealized:
Appreciation	$72,684,220	$10,052,144	$911,202,259
Depreciation	(27,211,012)	(33,851,077)	(142,049,356)
Net unrealized appreciation (depreciation) of investments	$45,473,208	$(23,798,933)	$769,152,903

Permanent differences, primarily due to the federal taxes paid, REIT adjustments, investments in partnerships, foreign currency transactions, investments in passive foreign investment companies and complex securities character adjustments, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2014, the Funds’ last tax year end, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Capital paid-in	$(61,949)	$(769)	$3,963
Undistributed (Over-distribution of) net investment income	(7,399)	(107,596)	35,332
Accumulated net realized gain (loss)	69,348	108,365	(39,295)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2014, the Funds’ last tax year end, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Undistributed net ordinary income[1]	$3,380,209	$266,380	$35,863,403
Undistributed net long-term capital gains	1,648,066	455,116	50,487,810
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2014, was designated for purposes of the dividends paid deduction as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Distributions from net ordinary income[1]	$46,468,004	$22,405,089	$194,293,203
Distributions from net long-term capital gains	13,638,116	286,155	150,745,870
Return of capital	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of December 31, 2014, the Funds’ last tax year end, the Funds did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Real Asset Income
Post-October capital losses[2]	$453,171
Late-year ordinary losses[3]	—
[2]	Capital losses incurred from November 1, 2014 through December 31, 2014, the Fund’s last tax year end.
[3]	Specified losses incurred from November 1, 2014 through December 31, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	67

Notes to Financial Statements (Unaudited) (continued)

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Global Infrastructure Fund-Level Fee	Real Asset Income Fund-Level Fee	Real Estate Securities Fund-Level Fee
For the first $125 million	0.7500%	0.6000%	0.7000%
For the next $125 million	0.7375	0.5875	0.6875
For the next $250 million	0.7250	0.5750	0.6750
For the next $500 million	0.7125	0.5625	0.6625
For the next $1 billion	0.7000	0.5500	0.6500
For net assets over $2 billion	0.6750	0.5250	0.6250

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and (except for Real Asset Income) making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2015, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee Rate
Global Infrastructure	0.1712%
Real Asset Income	0.1643
Real Estate Securities	0.1818

The Adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% and 0.95% of the average daily net assets of any class of Fund shares of Global Infrastructure and Real Asset Income, respectively.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Sales charges collected	$102,154	$1,083,987	$163,310
Paid to financial intermediaries	90,835	963,481	144,312

68	Nuveen Investments

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Commission advances	$32,692	$731,201	$142,207

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
12b-1 fees retained	$27,200	$306,530	$104,818

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
CDSC retained	$3,116	$14,217	$4,560

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Funds’ financial statement disclosures.

9. Borrowing Arrangements

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. The Funds did not draw on this Unsecured Credit Line during the current fiscal period.

Subsequent to the reporting period, the Funds, along with certain other funds managed by the Adviser (“Participating Funds”), entered into a 364-day, $2.53 billion credit agreement with a group of lenders, under which the Participating Funds may borrow. This credit agreement replaces the Unsecured Credit Line described above.

The credit agreement expires in July 2016 unless extended or renewed. The credit agreement has the following terms: a fee of 0.15% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

Nuveen Investments	69

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodians

State Street Bank & Trust
Company

Boston, MA 02111

U.S. Bank National
Association*

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

* For Nuveen Real Estate Securities Fund.

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

70	Nuveen Investments

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays U.S. Corporate High Yield Bond Index: An index that covers the universe of fixed-rate, non-investment-grade corporate debt of issuers in non-emerging market countries. Eurobonds and debt issues from countries designated as emerging markets are excluded. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA/Merrill Lynch Preferred Fixed Rate Index: An index that consists of fixed rate U.S. dollar denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA/Merrill Lynch REIT Preferred Index: An unmanaged index of investment grade Real Estate Investment Trust (REIT) preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper Global Flexible Portfolio Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Specialty/Miscellaneous Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Specialty/Miscellaneous Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI (Morgan Stanley Capital International) All Country World Index (ACWI): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI U.S. REIT Index: An unmanaged index that tracks the performance of real estate investment trusts (REITs). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Real Asset Income Blend: A custom index comprised of a weighting of 33% S&P Global Infrastructure Index, 12%

BofA/Merrill Lynch Preferred Fixed Rate Index, 15% MSCI U.S. REIT Index, 20% BofA/Merrill Lynch REIT Preferred Index and 20% Barclays U.S. Corporate High Yield Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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Glossary of Terms Used in this Report (continued)

S&P Global Infrastructure Index: An index that provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

72	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors of each Fund (each, a “Board” and each Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and the Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

Nuveen Investments	73

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements applicable to each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

74	Nuveen Investments

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015 (or for such shorter periods available for Nuveen Real Asset Income Fund (the “Real Asset Fund”), which did not exist for part of the foregoing time frame). In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Global Infrastructure Fund (the “Global Infrastructure Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-year period and third quartile in the three- and five-year periods and outperformed its benchmark in the one-, three- and five-year periods.

For the Real Asset Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one- and three-year periods. The Fund also outperformed its recognized benchmark in the one- and three-year periods and, although the Fund underperformed its custom benchmark in the one-year period, it outperformed its custom benchmark in the three-year period.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

For Nuveen Real Estate Securities Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-, three- and five-year periods and, although the Fund underperformed its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members recognized that the Funds had a net management fee and a net expense ratio below or in line with their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the

76	Nuveen Investments

breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Global Infrastructure Fund and the Real Asset Fund through the adoption of a temporary expense cap. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

78	Nuveen Investments

Notes

Nuveen Investments	79

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FREGIF-0615P        10009-INV-B-08/16

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: September 8, 2015

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: September 8, 2015